UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21625

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2019

Date of reporting period:  09/30/2019

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Endurance Fund
Intrepid Income Fund
Intrepid Disciplined Value Fund

Annual Report
September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.intrepidcapitalfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-996-FUND, sending an e-mail request to invest@intrepidcapitalfunds.com, or by enrolling at www.intrepidcapitalfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-866-996-FUND or send an e-mail request to invest@intrepidcapitalfunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Intrepid Capital Fund

October 3, 2019

“The times they are a changin’.”

– Bob Dylan

Mark F. Travis, President/C.E.O.

Dear Friends and Clients,

As a lifetime participant in the financial services business, I have heard more times than I care to count the often repeated and almost never heeded disclaimer, “Past performance is no guarantee of future results.”  Unfortunately, many, if not most, market participants use recent performance (1-5 years) as the basis for choosing how to allocate their capital.  The reality, with tongue in cheek, is that most investors buy high and sell low by extrapolating recent performance – good or bad – into the distant future when making investment decisions.

Study after study has shown that investors pour their money into strategies and companies that have done well recently, whether in terms of absolute performance or relative performance vs. peers, and pull money out of short-term underperformers, kneecapping their own long-term returns in the process.

Consider the past year.  For the twelve months ending September 30, 2019, the S&P 500 (US large cap companies) was up 4.25% while the S&P SmallCap 600 (US small cap companies) was down 9.38%.  US large caps have been one of the best performing asset classes globally for the last several years, so it should come as no surprise that over roughly the same twelve-month period (Morningstar data is only available through August) an estimated $93.2 billion of net asset flows have gone into passive US large cap funds, chasing better relative performance, while a net $131 million has come out of US small cap index funds.

But what about long-term performance?  If you expand the investment horizon to 20 years (Sept. ‘99 – Sept. ‘19), which encompasses both two bear markets and two bull markets, the results are quite different.  Annualized returns over the full 20 years was 6.33% for the S&P 500 (large) and 10.00% for the S&P 600 (small).  367 basis points may not seem like much, but if you had put $1 million in funds tracking each index in 1999, you’d have $4.67 million today in small caps and $3.4 million in large caps – a $3 million difference!

I bring this up because we at Intrepid Capital have concentrated the majority of our research efforts on the smaller end of the US market, typically in the $500 million to $10 billion range.  We further narrow our playing field to profitable businesses trading at a discount to their reasonable private market fair value, which puts our sweet spot squarely in what Morningstar considers a small cap value or mid cap value style box.  That our niche lies in this less efficient, less competitive corner of the capital markets is no accident.  We believe it is partly because of these traits that small stocks have historically outperformed their larger brethren and value has beaten growth over most decade-plus periods.

Intrepid Capital Fund

The accompanying graph from the Wall Street Journal1 going back to 1936 shows that over most 10-year historical periods, a preference for stocks with lower valuations has produced significant outperformance over stocks with higher growth but also more demanding valuations.  However, value as an investing style is currently in a historic 10-year slump relative to growth, the likes of which we haven’t seen since the late ‘30s.  The underlying factors that have favored growth stocks over the last decade – Fed-induced low interest rates, loose monetary policy, and unrestrained corporate borrowing, among others – I have bemoaned at length in past letters and will not repeat here.  The bottom line, in the Journal’s words, is that a “value bounce [seems] overdue.”

Keen observers will point out that with higher return comes higher risk.  This has generally been the case with small caps, but as value investors, we try to hunt in what we regard as a less efficient part of the stock market for high-quality and hopefully mispriced shares.  Our goal is to generate high returns with less volatility than the broad market indexes.

This has admittedly been a difficult period for the Intrepid Capital Fund (the “Fund”).  Frankly, a stretch of 60 months with barely visible returns will try the patience of any shareholder, present company included.  However, if we look at the long term history of the S&P 500 Index, which happens to be the equity portion of the Fund’s benchmark, there has been one other brief “flat spell” with a negligible 5-year return (early 2009), as well as two multi-year periods (2002-2006 and 2009-2013) where the S&P 500 hadn’t made any money over the trailing five years.

But just as we wouldn’t expect periods with high double-digit performance to last indefinitely, whether it be mutual funds or indexes, neither do we expect periods with flat returns to continue unabated.  The markets move in cycles, and as the old Persian fable says, “this too shall pass.”  The disclaimer about past performance applies whether one is observing 5 years of hot performance or 5 years of lackluster performance!

_________________

[1]	Mackintosh, James. “Value’s Rebounding, but Don’t Get Your Hopes Up.” WSJ.com. 14 Sept 2019. Web. Accessed 3 Oct 2019.

Intrepid Capital Fund

We did see some life breathed into the share prices in many of our companies in mid-September.  A dramatic rotation from momentum strategies into value strategies gave us hope that perhaps investors’ mentality toward risk was beginning to turn.  I came to discover after this shift in sentiment that some of the recent market favorites hadn’t done so well.  Amazon (ticker: AMZN) and Netflix (ticker: NFLX), both members of the tech darling “FAANG” stocks, found their share prices down 8% and 27%, respectively, in the third quarter.  This is a small consolation for your portfolio manager, who delivered a negative 1.60% return for the same period.

Source: Intrepid Capital

The common theme between strategies that have fared best over the last year is duration¸ which can be thought of in terms of payback period or interest rate sensitivity.  As interest rates plummet, the market’s mantra seems to be the more duration the better.  Long duration investments – those with longer payback periods – have benefitted from a bull market in bonds that resumed around the Fed’s July rate cut, the first in 10 years, but really began in 1981, when 10-year Treasuries offered a 15% government-guaranteed coupon (and no one wanted them back then, by the way!).  Compare that to today, with “investors” clamoring to buy 10-year Treasuries with a 1.5% yield.  As an example of the effect this year’s sharp drop in rates has had on longer-duration bonds, the holder of a 30-year Treasury bond at the end of 2018 would have seen a 20% return by the end of September!

But duration doesn’t only apply to bonds, as Jim Grant, editor of the Grant’s Interest Rate Observer newsletter, pointed out in a recent issue.  “By definition,” he writes, “every common stock is a perpetual [no defined payback period] security.  But growth issues carry a longer imputed duration than value names, because so much more of their anticipated payoff lies over the temporal horizon.  The bond bull market has not smiled on fixed-income investors alone.  It’s showered its riches on Silicon Valley, the private-equity business and the venture-capital community as well.”

Intrepid Capital Fund

To truly understand duration, though, we also have to understand the problematic implications of ultra-low or negative interest rates, which are the new norm in Germany, Japan and elsewhere.  Just think, you could lend your money to the German government for as long as 25 years today in exchange for the “privilege” of getting less money back at maturity.  No, I am not making this up!

Would you invest $1,000 today to get $1,000 back a year from now?  Most people would answer no; they’d rather keep the money unless they expect to receive more back in the future.  Time value of money tells us that a dollar in the future is worth less than a dollar today, and the difference is determined by a discount rate – the implied return an investor demands in exchange for waiting to receive his dollar back.  As the required rate of return rises or the payback period gets longer, the present value of that future dollar gets smaller.  Conversely, as the required rate of return falls or the payback period gets shorter, the investor should be willing to pay more for the future dollar today.  In other words, those expected future dollars become more valuable.

But what happens when the prevailing rate of return demanded by the market falls close to zero or even negative?  Not only does lending or investing a dollar today to get less back in the future defy common sense, but it distorts the whole relationship undergirding cash flow-based valuation.  With a 0% discount rate, duration (payback period) becomes irrelevant, because a dollar returned 20 years from now is worth just as much as a dollar today.

The point of this theoretical exercise is that cheap credit matters in everything.  Unprofitable companies like Netflix or Uber (ticker: UBER) have economic value today because at some point in the future, their shareholders expect them to begin generating cash instead of burning it.  For each of these companies and most of the ones that have gone public in the last few years, profitability is a distant prospect.  But in a world where the benchmark 10-year Treasury dipped below 1.5% a few weeks ago and $17 trillion of debt globally sported negative interest rates at the end of August, those far off “maybe dollars” are worth almost as much in the minds and spreadsheets of investors as an actual dollar today – a situation that, in theory, justifies massive valuations for these companies but would never be sustainable in a more normalized rate environment.

I believe this is an “emperor has on no clothes” moment in the market, one that years hence we will look back on incredulously.  Rate suppression activity by central banks around the world has encouraged all sorts of shenanigans to persist, in my opinion, from financing larger U.S. budget deficits, to unicorns like WeWork, to an IPO market of largely unprofitable offerings.

The potential for capital destruction is huge if rates were to actually rise instead of continuing to fall, as is the Fed-driven consensus belief today.  Even “safe” investment grade bonds stand to suffer more than they would have historically, as the average issue’s duration has drifted up to 3x its coupon.  Said another way, a 1% increase in rates would wipe out 3 years’ worth of interest payments.

Intrepid Capital Fund

The way we intend to help mitigate this risk in the Fund is to take a lot of “4-foot putts” with a mix of cash, short duration corporate bonds that should be paid back within a year or two, and carefully selected stocks that should, in our opinion, generate high levels of free cash flow relative to their market cap and enterprise value.  Holdings in the Fund with these characteristics include companies like Skechers (ticker: SKX), Hanesbrands (ticker: HBI), Vistra Energy (ticker: VST), and SP Plus (ticker: SPP), all of which we have discussed in past letters.  Shares of companies that make money from shoes, underwear, electricity and parking lots and that generate healthy free cash flow should aid us if and when interest rates rise.

For the three months ended September 30, 2019, the Fund’s largest contributors were Vistra Energy (ticker: VST), Skechers (ticker: SKX), and SP Plus (ticker: SPP).  The largest detractors Cabot Oil & Gas (ticker: COG), Garrett Motion (ticker: GTX), and FRP Holdings (ticker: FRPH).

For the twelve months ended September 30, 2019, the Fund’s largest contributors were Skechers (ticker: SKX), Dollar Tree (ticker: DLTR), and Wyndham Destinations (ticker: WYND).  The largest detractors were Net1 UEPS Technologies (ticker: UEPS), Royal Mail (ticker: RMG LN), and Hornbach Baumarkt (ticker: HBM GR).

Thank you for your continued support.  If there is anything we can do to serve you better, please don’t hesitate to call.

Best Regards,

Mark F. Travis, President
Intrepid Capital Fund Portfolio Manager

Must be preceded or accompanied by a prospectus.

All investments involve risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Bloomberg Barclays Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented Bloomberg Barclays US Government/Credit Index. ICE BofAML U.S. Corporate Index is an

Intrepid Capital Fund

unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one-year remaining term to final maturity.  The S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market.  The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. You cannot invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual funds do. The indices are used herein for comparative purposes in accordance with SEC regulations.

Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years. Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income. Initial Public Offering (IPO) is the first sale of stock by a private company to the public. Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations. FAANG refers to company stocks: Facebook, Amazon, Apple, Netflix, and Google.

©2019 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  The Morningstar Style Box is a nine-square grid that provides a graphical representation of the “investment style” of stocks and mutual funds.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Endurance Fund

October 3, 2019

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Endurance Fund	Endurance Fund
Co-Portfolio Manager	Co-Portfolio Manager

Dear Fellow Shareholders,

These past three months (calendar Q3 2019) represented the fourth quarter of the Endurance Fund’s (“the Fund”) fiscal year. Like last quarter, it was a period heavy on news flow, with trade wars, geopolitical tensions, swings in interest rate expectations, and political uncertainty whipping market sentiment in many directions over very short periods.

We reacted to that volatility a bit differently this quarter than last.  Instead of adding a number of new positions, we found it more opportune to take advantage of the volatility by purchasing more shares of our existing holdings.  This allowed us to increase the position size in certain high conviction holdings at attractive prices.

In fact, after the “buying spree” over the previous nine months in which we added 16 new positions to the Fund, we only added two small new holdings during calendar Q3 (fiscal Q4).  Along with the aforementioned additions to existing positions, cash levels ended the quarter relatively unchanged from the previous quarter at 44.5%.

The new holdings in calendar Q3 2019 were Manchester United PLC – Class A (ticker: MANU) and Liberty Braves – Class C (ticker: BATRK).  European soccer giant Manchester United is one of the most valuable sports franchises and brands in the world.  Management has had a tough time putting a winning team on the field over the last few years and has been hampered by a weak British currency and a disappointing domestic television rights package.  Over the long-term, however, the company has a great track record of growing and monetizing the brand through the team’s unique worldwide appeal.  By contrast, the Liberty Braves, the owner of the Atlanta Braves professional baseball franchise, has made the playoffs for the past two seasons.  Liberty is also developing a large real estate project around the new Braves stadium that has seen very successful occupancy and income gains to date.

In past letters, we have discussed how the change in the Fund’s cash levels is not formulaic but is driven by the opportunity set of quality small cap stocks selling at attractive valuations at any given time.  We believe this quarter’s slowdown in i) new stock purchases and ii) the trajectory of lowering cash levels relative to the last three quarters is a good reflection of this discipline.

Intrepid Endurance Fund

Source: Intrepid Capital

We would also like to explain the Fund’s position in cash, which – at 44.5% – is a frequent source of investor questions.  Importantly, the Fund is an absolute return-oriented strategy.  This means we will not purchase a stock unless it is trading below our estimate of intrinsic value and we believe offers an expected return which appropriately compensates owners for its risk.  When we are unable to find stocks meeting these criteria, we hold cash.  With many of our favorite valuation metrics pointing to a broadly overvalued market in an economy that we believe looks increasingly likely to be late cycle, we find ourselves holding a significant amount of cash.  By contrast, most managers are forced to evaluate stocks relative to a benchmark and have mandates requiring them to own stocks even if the manager believes they or the market are overvalued.

We believe absolute return strategies are far more sensible for most investors than simply aiming to outperform an index.  To illustrate, consider a story from the Wall Street Journal in July which reported that several European junk bonds were trading at a negative yield.  In other words, investors who purchased these bonds and held them to maturity would guarantee themselves a loss on the investment, before even considering any credit risk.  As absurd as this may sound, the article goes on to quote the chief investment officer at a global asset manager as saying that such an investment is “not completely crazy” because “…for some investors, there is an acceptance that it’s not about absolute returns, but relative returns.”  The implication here is that even negative returns are okay as long as they’re less negative than peer or benchmark returns.  Rest assured that we strongly disagree with this line of thinking!

Finally, one last thing to discuss relative to last quarter is our discussion of growth vs. value relative performance.  Last quarter, we lamented the underperformance of value (particularly small value) over the last four years, but we emphasized our belief (based on history) that this would not and could not last forever.  Fortunately, late in

Intrepid Endurance Fund

this most recent quarter, those growth versus value trends reversed a bit, providing a nice tailwind for the Fund’s performance in September.  While it’s impossible to predict what will happen next for growth and value, we were encouraged by the Fund’s performance during the abrupt (and hopefully not short-lived!) change.

Performance

In the third calendar quarter of 2019 (the fourth quarter for the Fund’s fiscal year 2019), the Fund returned -1.09% compared to -1.81% for the benchmark Morningstar Small Cap Index.

For the full fiscal year ended September 30, 2019, the Fund returned -1.85% vs. -6.73% for the benchmark Morningstar Small Cap Index.  The outperformance for the most recent quarter was mostly due to the Fund’s higher cash level compared to the benchmark. For the full fiscal year, the relative outperformance was also driven primarily by the Fund’s cash holdings in what was a challenging and volatile period for small cap stocks. However, stock selection was also a positive contributor to relative performance.

Our top three contributors to performance during the quarter were:

•
Skechers (ticker: SKX) – Skechers reported a great second quarter fueled by stellar growth internationally, which drove margins higher than analyst projections.  Skechers was a top detractor in the prior quarter and a top contributor in the quarter before that.  Despite the volatility, it has returned 63% in the calendar year-to-date period and has been one of the Fund’s top contributors to performance over this period.

•
SP Plus (ticker: SP) – This parking lot operator steadily ground higher during the quarter.  The stock performed notably well during periods of volatility, and we believe many investors may be drawn to SP’s defensive business model during periods of uncertainty.

•
Sykes Enterprises (ticker: SYKE) – A leading outsourced call center operator, SYKE reported in-line results for Q2 2019 but communicated a very positive outlook about upcoming customer and program ramps through early 2020.  Combined with aggressive share repurchase activity in the quarter, the outlook fueled investor optimism about the company that drove the stock higher.

The top three detractors to performance during the quarter were:

•
Garrett Motion (ticker: GTX) – Garrett’s stock suffered along with other auto manufacturers and suppliers as the global slump in the auto industry continues to worsen.  Despite its sensitivity to the auto cycle, we think investors are overlooking the company’s flexible cost structure, excellent returns on invested capital, and secular growth opportunities from increased penetration of turbochargers.  Although the business is saddled with some debt and legacy liabilities, we think these are manageable given the company’s robust free cash flow generation.

Intrepid Endurance Fund

•
Greensky (ticker: GSKY) – Greensky reported Q2 2019 results on August 6th that demonstrated significant operating deleveraging despite 20% or higher growth in its key operating metrics. The company also pulled its full year guidance and announced a review of strategic alternatives. While the growth profile of the company remains attractive, we divested our position entirely due to concerns about the performance of the business model that was not scaling profits with revenue, making the company difficult to value with a high degree of confidence looking forward.

•
Cabot Oil & Gas (ticker: COG) – Cabot’s stock suffered during the quarter due to continued weak natural gas prices and the deliberate reduction of its 2020 production growth plans. With a great balance sheet and a position as one of the lowest-cost producers, we are very comfortable with Cabot’s ability to manage through the challenging gas environment and applaud their decision to scale back production until prices improve.  However, given the difficult supply environment, we did slightly reduce the Fund’s overall exposure to Energy during the quarter.

The top three contributors to the Fund’s performance for the fiscal year were Skechers (ticker: SKX), Hallmark Financial (ticker: HALL), and Take Two Interactive Software (ticker: TTWO).  The top detractors for the fiscal year were Net 1 UEPS Technologies (ticker: UEPS), Garrett Motion (ticker: GTX), and Greensky (ticker: GSKY).  Each of these top contributors or detractors have been discussed in prior quarterly commentaries, with the exception of Take Two.  Since purchasing TTWO stock in May, the company has reported solid results and the stock has climbed steadily.  Sales of the video game publisher’s legacy titles (NBA 2k, Grand Theft Auto, Borderlands, etc.) have bested consensus estimates and management has raised its outlook for future performance.  We think TTWO is a great business that will continue to benefit from the secular growth of the gaming industry.

Positioning

We continue to judge ourselves by the framework we laid out in past commentaries:

i)
Avoiding large drawdowns on your capital. The Fund clearly performed well on this objective, highlighted by substantial outperformance during the first fiscal quarter of 2019 (calendar Q4 2018) when the Fund returned -3.52% versus the Morningstar Benchmark Small Cap Index return of -19.54%. The Fund also outperformed in May and August of 2019 when volatility briefly re-emerged.

ii)
Taking advantage of volatility. The Fund used these bouts of volatility to transform its positioning, increasing its equity exposure by over 3x and reducing cash levels from 82.5% to 44.5% as prices for high-quality small cap stocks increasingly reflected more attractive risk/return profiles.

iii)
Generating positive absolute returns. Despite outperforming the small cap indexes over the Fund’s fiscal year, we are disappointed to deliver a slightly negative absolute return.  Our core small cap value universe also experienced significant headwinds, which we discussed in a previous letter.

Intrepid Endurance Fund

However, we believe we were able to manage those headwinds well and even exploit the underperformance of small cap value to introduce 18 new positions over the past twelve months – driving up the percentage of the Fund invested in equities from 17.5% at the end of Q3 2018 to 55.5% today.

As a result, the Fund looks quite different than a year ago, but these changes were made in a manner consistent with achieving our objectives above.

We also believe the current positioning bodes well for future performance.  With over three times as much exposure to small cap stocks, the potential return profile of the Fund is much higher than a year ago.  And with 44.5% of the Fund still held in cash, we also have a very flexible and opportunistic positioning should volatility continue within our high-quality small cap stock universe.

We hope to have the opportunity to continue to exploit this positioning and stand ready to do so. Our track record over the past year of deploying significant capital quickly – and in a disciplined manner – stands as a testament to this ability.

As part of that activity, we deliberately avoided some of the most high-flying small cap growth and technology stocks due to obvious concerns about profitability and valuation.  Late in the quarter, coinciding somewhat with the value/growth rotation mentioned above, these stocks experienced extreme volatility – with some down 30-50% in short order.  This change in sentiment was perhaps most evident in the initial public offering market, where front-page stories appeared almost daily during September about how popular but unprofitable recent IPOs were hitting new lows,  including Uber (ticker: UBER), Lyft (ticker: LYFT), SmileDirectClub (ticker: SDC), Chewy (ticker: CHWY), Slack (ticker: WORK)1, and Farfetch (ticker: FTCH), or getting cancelled altogether (WeWork).

Our primary focus is always on capital preservation.  Our three goals highlighted above are designed to create guardrails to take risk with your capital when you are adequately compensated, and avoid risk when you are not.

As a result, you can be confident that any future declines in cash levels will be based on the opportunity to allocate that cash in a manner that we believe can generate attractive risk-adjusted returns on your capital, and not a pre-determined path to get more invested or blindly chase the best-performing sectors.

_________________

[1]	Slack was a direct listing, and while not technically an IPO, first began trading publicly in June 2019

Intrepid Endurance Fund

In summary, we will continue to manage the Fund in a very flexible and opportunistic – yet disciplined – manner.

Thank you for your investment.

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Intrepid Endurance Fund	Intrepid Endurance Fund
Co-Portfolio Manager	Co-Portfolio Manager

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Prior to June 26, 2015, the Fund was named the Intrepid Small Cap Fund.

The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe. You cannot invest directly in an index.  The S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. Index figures do not take any expenses, fees or taxes into account, but mutual funds do. The indices are used herein for comparative purposes in accordance with SEC regulations.

Yield is the income return on an investment. It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value. Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations. Initial Public Offering (IPO) is the first sale of stock by a private company to the public. Return on Invested Capital measures the operating profits that a company generates to its net operating assets, and is expressed as a percentage.  Operating Profits are generally defined as Earnings Before Interest and Taxes (EBIT), less taxes.  Net Operating Assets are generally calculated as total debt plus total equity, minus any financial and non-operating assets.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

October 9, 2019

Dear Fellow Shareholders,

Mark F. Travis, President/C.E.O.	Hunter Hayes
Income Fund Co-Portfolio Manager	Income Fund Co-Portfolio Manager

When is the last time you thought about plumbing?  Probably after a pipe burst in your home.  Like many things that do not break often, plumbing becomes relevant when it stops working.  The same can be said of the esoteric plumbing that props up the modern financial system – most people do not start thinking about it until it starts to break down like it did in September.

The rickety pipe that started to leak in the financial system’s plumbing in September is the market for repurchase agreements, commonly known as the “repo market.”  Over $3 trillion worth of debt is financed each day in the repo market, making it one of the largest and most important components of a healthy, liquid financial system.  The repo market enables banks and financial institutions to raise cash by lending collateral, oftentimes overnight, in exchange for what is usually a small amount of interest.

However, in September repo rates spiked as high as 10%, forcing the Federal Reserve to begin an open market operation to soothe this important short-term funding market and stabilize rates.  This operation represents the first direct injection into the banking sector by the Fed since the Great Financial Crisis.  The cause of the repo rate spike is complicated but stems mainly from a supply/demand imbalance.  To be more specific, there were not enough parties willing to lend money overnight to satiate the demand for cash.  Therefore, to entice more overnight lenders, repo market participants that needed cash were forced to pay higher and higher interest rates.  When banks cannot get access to cash through repo markets, bad things start to happen.  One of the reasons banks like Lehman Brothers failed over a decade ago was because they were unable to tap repo markets.

Other rates are also affected by the repo market.  Volatility in the repo markets briefly pushed the effective federal funds rate to 2.30%, above the upper limit of the Fed’s target range.  The secured overnight funding rate (SOFR) also spiked to 5.25% in mid-September, over 300 basis points above where it was earlier in the month.  SOFR, which will likely replace LIBOR as the de facto benchmark rate for floating rate securities, affects about $285 billion of outstanding debt.  Prolonged spikes in SOFR could have catastrophic consequences for overleveraged borrowers that would have trouble servicing debt that is suddenly twice as expensive.

Intrepid Income Fund

The Fed will likely continue having to bolster money markets to prevent more leaky pipes.  As this letter goes to print, Federal Reserve Chairman Powell just announced a plan for boosting the level of bank reserves on the Fed’s balance sheet through the purchase of Treasury securities.  Early estimates call for around $200-$400 billion of stimulus from these measures.  Even though the Fed is adamant that this is not another bout of quantitative easing, we cannot help but scratch our heads and wonder what the difference is.  At some point, injecting all this capital into the financial system will have consequences.

Over the past several quarters we have written about the perils we see presiding over the credit market.  Add the volatility in repo markets to the litany of other concerns we have, including record levels of debt, weak covenants, and inflated ratings.  In this perilous environment, we continue to cautiously evaluate every potential investment opportunity and we remain biased towards short-dated credits issued by companies with stable cash flow generation and healthy balance sheets.

The domestic fixed income markets produced strong results during the quarter ended September 30, 2019, led once again by a decline in rates.  The Bloomberg Barclays US Aggregate Bond Index (the “Aggregate”), which is a broad measure of the investment grade fixed income market in the United States, produced a 2.27% gain.  The Aggregate’s relatively high exposure to longer duration US Treasury and agency securities meaningfully assisted the index’s return and was only slightly offset by modestly widening corporate debt spreads.

Investment grade corporate bonds returned 3.07%, as measured by the ICE BAML US Corporate Index.  The lower quality ICE BAML US High Yield Index was up 1.22%.  Given the Intrepid Income Fund’s (the “Fund”) shorter duration and higher quality biases, we also cite the shorter-duration Bloomberg Barclays US Govt/Credit 1-5 Year Total Return USD Index (the “1-5 Year TR Index”), which gained 0.89% over the same period.

The Income Fund returned 0.40% in the third quarter.  Given the Fund’s shorter duration, we did not benefit as much from declining rates as the indices we cited, which accounted for most of the performance disparity.  We also saw spreads on some of our high yield positions widen during the quarter.  We have cut down our exposure to some of these positions as we anticipate more volatility and further widening of spreads as this cycle draws closer to an end.

The Fund’s three top contributors for the quarter were Central Garden 5.125% due 02/01/2028, Vitamin Shoppe convertible notes due 12/01/2020 and Great Western 9% due 09/30/2021.

Central Garden notes continued to be the beneficiary of a sanguine interest rate environment.  The return for the quarter has less to do with the business fundamentals than with the price increase caused by these lowering rates.  As one of our few longer-dated positions, we were fine with the duration and happy to participate in

Intrepid Income Fund

some of the upside.  However, towards the end of the quarter we decided to lock in our gains as the bonds had run up quite a bit from our purchase price.

In August, Vitamin Shoppe (ticker: VSI) announced it was being purchased by Liberty Tax (ticker: TAXA), which sent our convertible notes from the high 80’s to just under par.  We believe the convertible notes will be called at par once the deal closes sometime in the 4th quarter.  VSI is emblematic of the type of fixed income securities we like to own – creditworthy, unrated, neglected (broken converts are often passed over), and small (these converts only had $60 million outstanding).  We continue to diligently search for more credits like this one.

Great Western (ticker: GWB) announced 2Q19 results in July and completed the redetermination of their credit facility, which was a nice positive for the notes we owned.  Despite E&P securities being extremely volatile during the third quarter, these 9% notes continued to trend up into the upper 80s, well above our purchase price.  Although we continue to like the credit, we have reservations about E&P sentiment and the credit window for near-dated maturities like this one.  Therefore, we decided to take our gains and exit this position.

The Fund’s three top detractors for the quarter were Ensign 9.25% due 4/15/2024, LSC Communications 8.75% due 10/15/2023, and Unit Corporation 6.625% due 05/15/2021.

Ensign (ticker: ENSG) and Unit Corporation (ticker: UNT) were two of our other energy holdings that were volatile throughout the third quarter.  In the case of Ensign, the company continued to prove out the synergies from their Trinidad acquisition and pay down debt.  Despite this progress, the sentiment around E&P service companies worsened considerably during the quarter and the notes traded down into the mid-90s.  We still believe the bonds to be creditworthy but anticipate more volatility until the company is able to deleverage more.  We reduced our position accordingly but would consider buying back bonds if the dollar price dropped more from here.

Unit Corporation is a name that Intrepid has owned on the debt and equity side in the past.  Although this company has been around for decades and survived multiple commodity cycles, their 2nd quarter results this year were abysmal.  Before that print, we felt good about the company’s strong balance sheet, with less than 2.0x leverage, long-tenured management team, and diversified portfolio of upstream, midstream, and drilling assets.  However, during the second quarter the company’s differentials on the upstream side of the business widened, rig utilization declined, and the company started to draw on their previously untapped revolving credit facility, bringing the leverage multiple up.

Following the earnings announcement, the bonds tumbled on the market’s anticipation that Unit would have trouble refinancing their 2021 notes, which became callable at par in July.  Although we believe Unit will find a way to refinance the notes, we decided to reduce our position given the volatility we expect between now and whenever that happens.  The company announced it planned to cut capital

Intrepid Income Fund

expenditures in the back half of the year and generate free cash flow to pay down the revolver.  We will scrutinize the company’s results carefully to see if they are able to deliver on this promise of deleveraging over the next couple of quarters.

We have now entirely exited our position in LSC Communications (ticker: LKSD).  Back in mid-June, the U.S. Department of Justice (the “DOJ”) unexpectedly sued to block Quad’s (ticker: QUAD) acquisition of LSC, which sent the bonds lower.  At the time, we were told by LSC’s management team that they were going to fight the DOJ decision in court.  Normally these DOJ lawsuit processes take months and sometimes even years to play out, and we believed that there was a good chance the deal might eventually get approved.  In the meantime, we figured LSC would hum along and we would continue to clip an attractive 8.75% coupon.  A month later, however, another unexpected announcement surfaced stating that LSC and Quad had called off the merger and would no longer challenge the DOJ.  This indicated to us that Quad no longer felt LSC was worth pursuing and that the company’s operating results, which had not been stellar during the period when it looked like the deal might close, were probably not faring well.  We decided to sell right after the deal was called off and it proved to be good timing – since then, the bonds have sold off another 10 points.

Credit markets performed well during the Fund’s fiscal year, which ended September 30, 2019.  The Bloomberg Barclays US Aggregate was up 10.30% over the period, benefiting tremendously from rates moving lower.  The ICE BAML US Corporate Index gained 12.87% in the period.  On the other hand, high yield bonds were more volatile due to the December sell-off and the subsequent move to riskier assets in January.  The ICE BAML US High Yield Index gained 6.30% over the last twelve months, and the 1-5 Year Index gained 6.01% over the same period.  The Intrepid Income Fund gained 3.07%.

Central Garden 5.125% due 2/01/2028, Firstcash 5.375% due 6/01/2024, and Actuant Corp 5.625% due 6/15/2022 were the three largest contributors to the Fund’s performance in the twelve-month period, although most of the Fund’s large positions were material contributors.  All three of these positions have been discussed previously.  The three material detractors for the Fund over its fiscal year were the same three detractors for the third quarter, which we discuss above.

Several of the Fund’s short-term bonds matured in the third quarter, including two of our larger holdings in Twitter (ticker: TWTR) and Sherwin-Williams (ticker: SHW).  We also had six positions called during the quarter.  The maturing and called issues were replaced primarily with investment grade bonds maturing in the next two to ten months.  We believe opportunities are also present in the front end of the high yield curve, and we are working hard to find new positions with adequate yield for their risk as credit spreads continue to widen.

Since the end of the quarter, U.S. Treasury yields have continued to trend down.  The benchmark 10-year yield continues to flirt with 1.5% compared with 3.2% in the first week of October last year, which was the highest level since early 2011.  The

Intrepid Income Fund

consensus projection is that the Federal Reserve will continue to consistently lower rates over the next year, whereas a year ago the consensus was they would continue to raise rates.  A lot can change in a year.

Although we are pleased with the risk-adjusted return of the Income Fund over the last year, we are even more excited about how we are positioned going forward.  We believe the portfolio is well constructed and will enable us to redeploy cash from maturities into higher-yielding securities as they become available.  As we have said over the past several quarters, we continue to see signs of excess in the credit markets, including the cracks in the financial system’s plumbing, i.e. the repo market, historically high leverage ratios across ratings, and loose covenants.

We do not deploy capital based on an expectation that lenders will continue to underwrite debt to grossly overleveraged companies forever, and we will not pretend to be able to forecast the direction of interest rates.  We will continue to follow a bottom-up process to identify attractive fixed income investments and apply rigorous fundamental analysis when analyzing credits.

Sincerely,

Mark F. Travis, President	Hunter Hayes
Intrepid Income Fund	Intrepid Income Fund
Co-Portfolio Manager	Co-Portfolio Manager

Must be preceded or accompanied by a prospectus.

All investments involve risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  The risk is generally greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.  Bloomberg Barclays Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P.  ICE BofAML U.S. Corporate Index is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one-year remaining term to final maturity. The Bloomberg Barclays US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds, and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.  ICE BofAML B U.S. High Yield Index is a subset of the ICE BofAML US High Yield Index including all securities with a given investment grade rating B.  ICE BofAML CCC & Lower US

Intrepid Income Fund

High Yield Index is a subset of the ICE BofAML US High Yield Index including all securities rated CCC and below, inclusive. You cannot invest directly in an index. You cannot invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual funds do. The indices are used herein for comparative purposes in accordance with SEC regulations.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch.  These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.  Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

A high-yield bond is a high paying bond with lower credit rating than investment-grade corporate bonds, Treasury bonds and municipal bonds.  Bonds in high yield indices tend to be less liquid and more volatile than U.S. Treasuries.  Corporate bonds come with significant credit risks and, although sometimes secured by collateral, do not have any guarantee of principal repayment. U.S. Treasury Bonds are long-term government debt securities with a maturity of more than 10 years.  They are guaranteed as to the timely payment of principal and interest and are backed by the full faith and credit of the U.S. Government. Investment Grade (IG) is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s.

Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income.  Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years.  A Credit Default Swap is a financial swap agreement that the seller of the CDS will compensate the buyer in the event of a debt default or other credit event. Par most commonly refers to bonds, in which case, it means the face value, or value at which the bond will be redeemed at maturity.  Revolver is a borrower who carries a balance from month to month through a revolving credit line. Call is an option contract that gives the holder the right to buy a certain quantity of an underlying security from the writer of the option, at a specified price up to a specified date. The Secured Overnight Financing Rate (SOFR), is an influential interest rate that banks use to price U.S. dollar-denominated derivatives and loans. The daily SOFR is based on transactions in the Treasury repurchase market, where investors offer banks overnight loans backed by their bond assets. The London Inter-bank Offered Rate (LIBOR) is an interest-rate average calculated from estimates submitted by the leading banks in London. Quantitative Easing (QE) is a monetary policy used by central banks to stimulate the economy when standard monetary policy has become ineffective.  E&P (Exploration and Production) is a type of company in the oil and gas industry focused on discovering and extracting crude oil and natural gas from underground reserves. A Capital Expenditure is incurred when a business spends money either to buy fixed assets or to add to the value of an existing fixed asset with a useful life extending beyond the taxable year. Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations. Covenants are requirements put in place to protect lenders from borrowers defaulting on their obligations due to actions that are detrimental to themselves or the business.  They most often take the form of financial ratios that must be maintained, such as a maximum debt-to-assets ratio or minimum interest coverage ratio.  Covenants can be classified as affirmative (requiring the borrower to perform specific actions) or negative (prohibiting the borrower from taking specific actions).  Spread is the gap between the bid and the ask prices of a security or asset, like a stock, bond or commodity.  A Broken Convertible security refers typically to a convertible bond with an underlying stock trading well below its conversion price. As a result, the convertible bond trades as regular debt because there’s very little chance that it will ever reach the convertible price before maturity.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Earnings growth is not representative of the Fund’s future performance.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Disciplined Value Fund

October 3, 2019

Clay Kirkland, CFA
Disciplined Fund Portfolio Manager

Dear Fellow Shareholders,

As most US market observers are aware, high earnings growth and high valuations have been the common characteristics shared by the top-performing stocks for the better part of the last half decade.  Late in the third quarter, however, equity market participants witnessed a violent rotation out of momentum and high growth and into value.  As is often the case with abrupt trend reversals, there was no warning and no specific catalyst or identifiable reason for the change.  The most popular thematic trades this year – long the dollar, Treasuries, long-duration bonds and stocks in defensive sectors – simply worked until they didn’t.

While you wouldn’t know it from the flat S&P 500 headline return, September 9, 2019 marked the worst single-day momentum unwind in U.S. equities this decade.1  We have highlighted in the last two quarterly letters that growth has been favored over value for an extended period of time, so the change did not come as a surprise.  In fact, we were astounded by how long investors seemingly ignored fundamentals and the extreme disparity between the relative performance of growth and value.

While value stocks received some love late in the quarter, let’s be clear – this may not be the start of a new trend.  It may very well be nothing more than a reset in valuations for the most expensive equities.  However, many economic indicators are beginning to turn, while others are already signaling a slowdown.  If there is something bigger on the horizon, like a recession, we believe value is undoubtedly the best place to be in the equity markets.

The Intrepid Disciplined Value Fund (the “Fund”) returned 2.48% for the third quarter ending September 30, 2019, compared to -0.09% for the S&P 400 MidCap Index, 1.70% for the S&P 500 Index and -0.20 for the S&P Small Cap 600 Index.  We were pleased with how the Fund navigated through the quarter, which included the first Fed Funds Rate cut in over 10 years, followed by a sharp selloff in August and another rate cut in September.

We continue to find pockets of value in unloved and misunderstood parts of the market.  One example is Select Interior Concepts (ticker: SIC), an undervalued small cap that started trading publicly about a year ago and is only followed by two sell-side analysts.  The Atlanta-based building materials and services company completed a direct stock listing last year, and in doing so missed out on the publicity surrounding a traditional IPO.  As a result, it has likely fallen under the radar of many investors.  We began building a position late in the second quarter and into the

_________________

[1]	Kawa, Luke. “Everything that Worked in Global Markets in 2019 Suddenly Doesn’t.” Bloomberg.com. 10 Sept 2019. Web. Accessed 3 Oct 2019.

Intrepid Disciplined Value Fund

third quarter.  Today, it is the largest holding in the portfolio.  The company operates in two segments – Residential Design Services (RDS) and Architectural Surfaces Group (ASG) – that were part of a roll-up strategy beginning in 2014 by Trive Capital, but whose roots extend back over 30 years.

Residential Design Services is a leading provider of interior design and installation services for flooring, countertops, and cabinets and accounts for roughly half of the parent company’s operating profits.  It operates 35 locations, including 21 design centers.  RDS is commissioned by top national builders including Toll Brothers, D.R. Horton, and Lennar, to work directly with the homebuyers to help customize their home with the specific style they want to achieve.  Upselling is one of the business’ core strengths, as it has had an 85% success rate in convincing buyers to upgrade from the standard choices to higher margin products, which benefits both RDS and the homebuilder due to a revenue share agreement.  Furthermore, RDS has built a reputation for dependability – it has never missed a closing date deadline in its 30-year history, which is likely one reason why 90% of its business has been repeat customers.  This business has strong organic growth and is expanding geographically via tuck-in acquisitions.  The market is highly fragmented, with the top six players combining for only 20% market share.  The remainder is composed of small regional and local operators, which RDS has been able to acquire at very attractive multiples.

Architectural Surfaces Group distributes natural and engineered stone slabs and tile.  About 60% of sales is repairs and remodeling, which have tended to hold up relatively well in recessions.  As a distributor, ASG’s business model has high variable costs, allowing management to quickly adjust if end market demand fluctuates.  This business is expanding as well and currently has about 8% national market share.  Management has opened three storefronts in new local markets as a test, and the results have been promising.  The upfront investment is about $1 million and at the end of 12 months the stores are at a run rate of $1 million in EBITDA.  Longer term, we believe this may be an avenue of growth, but in the near term most of the growth is expected to come by way of small accretive acquisitions in addition to steady organic growth.

We purchased shares at less than 7x EBITDA, which is a discount to where peers trade.  One potential catalyst for a higher price would be a split of the two businesses into separate companies.  There is very little cross selling or synergies between Select Interiors Concepts’ two segments, and a breakup could add value by allowing the public markets to value them independently at different multiples.  After pressure from an activist investor, Select’s board of directors announced in May that it has hired an advisor to oversee a formal strategic review, which we view as a positive development.

Another potential near-term catalyst would be refinancing ASG’s term loan, which carries a balance of $154 million and an egregious effective interest rate of 9.69%, or about 600 basis points higher than the rate charged on its credit facility.  We believe the shares of Select Interior Concepts are materially undervalued under the current

Intrepid Disciplined Value Fund

structure and agree with the activist in that significant value would be unlocked via a strategic action like a split or outright sale of the business.

The top three contributors to the Fund in the quarter were Skechers USA (ticker: SKX), Vistra Energy (ticker: VST), and Dollar General (ticker: DG).

A shoe business may sound like a boring investment, but Skechers is quite the opposite.  It has both a wholesale business and retail stores, and it sells its products globally.  Skechers is expected to grow much faster than the industry, yet it is priced as if it is an old sleepy brand.  In its most recent earnings report, the company blew out sales and margins expectations.  We used this as an opportunity to trim our position as shares approached what we estimate as intrinsic value.  Later in the quarter, as more news broke about Chinese tariffs, the shares came under intense pressure despite management’s claim that the company has no tariff risk.  We repurchased shares after they had fallen to levels that we deemed to more than discount any potential tariff risk, and we continue to hold a moderate sized position today.

Vistra Energy is one of the largest power producers in the country and is a position we discussed last quarter as a top detractor.  We noted that despite having hedged 100% of its natural gas and power price exposure for the year, the market did not care.  Shares were punished due to unfavorable weather trends in Texas that had caused a sharp selloff in 2019 and 2020 peak prices.  If the market was determined to overreact on the downside, we were happy to see that at least the same pattern held true when Texas experienced an extended heat wave this summer, causing peak power prices to skyrocket.  The shares reacted positively and shot back up to the highs for the year.  We continue to view Vistra as an attractive and undervalued business.

Dollar General operates 16,000 stores across the country selling low-priced goods.  It has been a long-term holding in the Fund.  We increased our position size in March after the market overreacted to what we considered a solid earnings report.  The company has executed flawlessly in the two earnings reports since then, which has helped buoy shares.  Dollar Tree (ticker: DLTR) shares have significantly lagged Dollar General’s this year as it works to turn around its Family Dollar banner.  While we still admire Dollar General’s business, its valuation is extended.  On the other hand, Dollar Tree remains undervalued and it represents our largest holding.  We believe that the dollar stores are uniquely positioned in the retail landscape.  They have a long runway of future growth and remain insulated from some of the risks other retailers are facing.

The top three detractors in the quarter were Teradata (ticker: TDC), Party City (ticker: PRTY), and Discovery (ticker: DISCK).

Data analytics and data solutions company Teradata has disappointed investors in back-to-back quarters.  It announced earnings at the beginning of August that were again muddied by its transition to a subscription model.  We believe investors were disappointed with the 11% constant currency recurring revenue growth, as well as

Intrepid Disciplined Value Fund

guidance that implies a sharp acceleration in the fourth quarter.  We believe that once free cash flow begins to grow again, the shares will rerate.  The timing of the inflection has taken longer than we originally expected, but we anticipate seeing evidence of an upward trajectory in the intermediate term.  Historically, management has opportunistically bought back shares after material declines in price, and we suspect the company may be a buyer at current levels.  As part of our risk management process, we did not add to the position during the quarter despite it hitting new 52-week lows.  Assuming the transition goes as planned from here, we value the business significantly higher than where it trades today.

Party City is the leading party goods and Halloween retailer in North America.  Our investment did not work out as planned.  The helium shortage proved to be a bigger problem than we expected and much worse than management had initially communicated to shareholders.  The issue has not been fully resolved after a year, and while the company has found additional sources for helium, it comes at higher prices.  The company carries a large debt load – something we typically try to avoid – which has proven to be problematic as sales have been negatively impacted by the helium shortage.  The company is now focusing on deleveraging by selling off assets like its Canadian stores.  Our initial thesis did not play out as expected, so we acted by exiting the position during the quarter.

Discovery is one of the world’s largest pay television programmers.  Its brands include Discovery Channel, TLC, Animal Planet, HGTV, Food Network, and many other popular networks.  Discovery’s poor share price performance in the quarter was not due to a deterioration in underlying business performance.  In fact, Discovery reported accelerating US ad growth, US affiliate fee growth, international ad growth, and international affiliate fee growth.  The shares outperformed some competitors, so we would point to negative sentiment surrounding the industry as the culprit for Discovery being a detractor in the third quarter.  We used the weakness to add to our position.

The Fund exited the quarter with a high cash level of 14.9%.  The increase is largely a byproduct of exiting several positions, including Party City and Western Union (ticker: WU), which hit our valuation.  From a risk control standpoint, we believe the portfolio is defensively positioned yet the valuations of our current investments leave room for significant upside.  We continue to work through our list of potential new investments and remain excited for the future prospects of the Fund.  Thank you for your investment!

Clay Kirkland, CFA
Intrepid Disciplined Value Fund Portfolio Manager

Intrepid Disciplined Value Fund

Must be preceded or accompanied by a prospectus.

All investments involve risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Prior to April 1, 2013, the Fund was named the Intrepid All Cap Fund.

The S&P 500 Index is a broad based, unmanaged index of 500 stocks, which is widely recognized as representative of the U.S. equity market in general.  The S&P MidCap 400 Index seeks to track the performance of mid-cap U.S. equities, representing more than 7% of available U.S. market cap. The S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market.  You cannot invest directly in an index. You cannot invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual funds do. The indices are used herein for comparative purposes in accordance with SEC regulations.

Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations. Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.  EBITDA is a measure of a company’s operating performance and refers to Earnings before Interest, Taxes, Depreciation and Amortization. Initial Public Offering (IPO) is the first sale of stock by a private company to the public.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Earnings growth is not representative of the Fund’s future performance.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2019 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of April 1, 2019 through September 30, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2019 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2019 -
	April 1, 2019	September 30, 2019	September 30, 2019
Actual	$1,000.00	$ 984.60	$6.97
Hypothetical (5% return
before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2019 -
	April 1, 2019	September 30, 2019	September 30, 2019
Actual	$1,000.00	$ 986.00	$5.73
Hypothetical (5% return
before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID ENDURANCE FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2019 -
	April 1, 2019	September 30, 2019	September 30, 2019
Actual	$1,000.00	$ 996.30	$7.01
Hypothetical (5% return
before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2019 (Unaudited)

INTREPID ENDURANCE FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2019 -
	April 1, 2019	September 30, 2019	September 30, 2019
Actual	$1,000.00	$ 997.90	$5.76
Hypothetical (5% return
before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2019 -
	April 1, 2019	September 30, 2019	September 30, 2019
Actual	$1,000.00	$1,012.10	$4.54
Hypothetical (5% return
before expenses)	1,000.00	1,020.56	4.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID DISCIPLINED VALUE FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2019 -
	April 1, 2019	September 30, 2019	September 30, 2019
Actual	$1,000.00	$1,033.40	$6.63
Hypothetical (5% return
before expenses)	1,000.00	1,018.55	6.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2009.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500® TOTAL RETURN INDEX – A capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

ICE BofAML US HIGH YIELD INDEX – Tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. In addition, qualifying securities must have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

BLOOMBERG BARCLAYS U.S. GOVERNMENT/CREDIT INDEX – A non-securitized component of the U.S. Aggregate Index. The Bloomberg Barclays U.S. Government/Credit Index includes Treasuries, Government-Related Issues and USD Corporates. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Average Annual Total Returns (for periods ended September 30, 2019)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(01/03/05)
Intrepid Capital Fund –
Investor Class	-8.26%	-0.25%	0.78%	5.57%	5.31%
S&P 500® Total Return Index	4.25%	13.39%	10.84%	13.24%	8.58%
ICE BofAML
US High Yield Index	6.30%	6.07%	5.36%	7.85%	7.05%
Bloomberg Barclays
U.S. Government/Credit Index	11.32%	3.16%	3.61%	3.94%	4.28%
ICE BofAML
Combined Index
(60% S&P 500, 40%
ICE BofAML)	5.28%	10.52%	8.72%	11.17%	8.09%
Bloomberg Barclays Capital
Combined Index
(60% S&P 500, 40%
Bloomberg Barclays Capital)	7.50%	9.42%	8.10%	9.67%	7.12%
Intrepid Capital Fund –
Institutional Class	-8.07%	0.00%	1.04%	N/A	4.69%*

* Inception date of the Institutional Class was 4/30/10.

Intrepid Endurance Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2009.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MORNINGSTAR U.S. SMALL CAP TOTAL RETURN INDEX – An index that tracks the performance of U.S. Small-Cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  A direct investment in an index is not possible.

Average Annual Total Returns (for periods ended September 30, 2019)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(10/03/05)
Intrepid Endurance Fund –
Investor Class(1)	-1.85%	-0.67%	-0.16%	4.57%	6.75%
Morningstar U.S. Small Cap
Total Return Index	-6.73%	7.82%	7.70%	11.67%	8.12%
Intrepid Endurance Fund –
Institutional Class(1)	-1.61%	-0.44%	0.08%	N/A	4.97%*

*	Inception date of the Institutional Class was 11/3/09.
(1)	Prior to June 26, 2015, the Fund’s name was Intrepid Small Cap Fund. See Note 1.

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2009.  Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010.  Performance shown prior to August 16, 2010 reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.  Returns shown include reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – Is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

THE ICE BOFAML US HIGH YIELD INDEX – tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. In addition, qualifying securities must have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe. A direct investment in an index is not possible.

Intrepid Income Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

BLOOMBERG BARCLAYS 1-5 YEAR GOVERNMENT/CREDIT INDEX – Is a broad-based benchmark that measures the non-securitized component of the Barclays U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Average Annual Total Returns (for periods ended September 30, 2019)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(07/02/07)
Intrepid Income Fund –
Institutional Class	3.07%	2.68%	2.36%	3.72%	3.66%
Bloomberg Barclays
U.S. Aggregate Bond Index	10.30%	2.92%	3.38%	3.75%	4.43%
Bloomberg Barclays 1-5 Year
Government/Credit Index	6.01%	2.01%	2.01%	2.12%	2.90%

Intrepid Disciplined Value Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2009 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500® TOTAL RETURN INDEX – A capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

S&P MIDCAP 400 TOTAL RETURN INDEX – A float-adjusted, capitalization-weighted index of 400 securities, providing investors with a benchmark for mid-sized U.S. companies. The Index covers approximately 7% of the total U.S. equity market and seeks to remain an accurate measure of mid-sized U.S. companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis. A direct investment in an index is not possible.

Average Annual Total Returns (for periods ended September 30, 2019)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(10/31/07)
Intrepid Disciplined
Value Fund	-4.87%	0.88%	2.13%	6.46%	4.52%
S&P 500® Total Return Index	4.25%	13.39%	10.84%	13.24%	7.92%
S&P MidCap 400 Total
Return Index	-2.49%	9.38%	8.88%	12.56%	8.24%

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2019 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$67,616,090
Corporate Bonds	38,769,806
Real Estate Investment Trust (REIT)	3,036,182
Convertible Bond	834,746
Cash*	8,907,822
$119,164,646

*  Cash, short-term investments and other assets less liabilities.

Intrepid Endurance Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2019 (Unaudited)

INTREPID ENDURANCE FUND

Components of Portfolio Holdings
Financials	$13,183,756
Consumer Discretionary	8,092,189
Information Technology	6,782,033
Communication Services	5,307,036
Industrials	4,831,542
Energy	3,011,811
Exchange-Traded Fund	2,469,615
U.S. Government Note	2,430,957
Real Estate Investment Trust (REIT)	1,332,838
Consumer Staples	225,773
Cash*	33,924,339
$81,591,889

The sector and industry classifications presented in this report, present the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*  Cash, short-term investments and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2019 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$50,120,737
Convertible Bonds	5,460,942
Asset-Backed Security	1,681,851
Cash*	1,408,543
$58,672,073

*  Cash, short-term investments and other assets less liabilities.

Intrepid Disciplined Value Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2019 (Unaudited)

INTREPID DISCIPLINED VALUE FUND

Components of Portfolio Holdings
Consumer Discretionary	$8,159,809
Communication Services	5,501,670
Financials	5,341,606
Health Care	4,482,200
Information Technology	3,956,012
Consumer Staples	2,637,185
Industrials	1,810,262
Utilities	1,510,245
Real Estate	1,315,739
Energy	604,060
Materials	590,440
Cash*	6,425,681
$42,334,909

*  Cash, short-term investments and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2019

COMMON STOCKS - 56.74%	Shares	Value
Automobiles & Components - 1.13%
Garrett Motion, Inc. (a)	135,464	$1,349,222

Commercial & Professional Services - 4.67%
IAA, Inc. (a)	63,200	2,637,336
SP Plus Corp. (a)	79,100	2,926,700
		5,564,036
Consumer Durables & Apparel - 6.15%
Hanesbrands, Inc.	227,200	3,480,704
Skechers U.S.A., Inc. - Class A (a)	103,000	3,847,050
		7,327,754
Consumer Services - 4.85%
Select Interior Concepts, Inc. - Class A (a)	94,269	1,222,669
The Cheesecake Factory, Inc.	31,523	1,313,879
Wyndham Destinations, Inc.	70,370	3,238,427
		5,774,975
Diversified Financials - 8.13%
Berkshire Hathaway, Inc. - Class B (a)	20,540	4,272,731
Jefferies Financial Group, Inc.	156,220	2,874,448
The Bank Of New York Mellon Corp.	56,130	2,537,637
		9,684,816
Energy - 1.97%
Cabot Oil & Gas Corp.	133,500	2,345,595

Health Care Equipment & Services - 1.52%
AmerisourceBergen Corp.	21,965	1,808,379

Household & Personal Products - 0.17%
Spectrum Brands Holdings, Inc.	3,906	205,898

Insurance - 4.04%
Protective Insurance Corp. - Class B	171,072	2,985,206
Protector Forsikring ASA (a)(b)	371,042	1,835,297
		4,820,503

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2019

COMMON STOCKS - 56.74% (continued)	Shares	Value
Media & Entertainment - 6.72%
Discovery, Inc. - Class C (a)	76,539	$1,884,390
Take-Two Interactive Software, Inc. (a)	26,900	3,371,646
The Madison Square Garden Co. - Class A (a)	10,425	2,747,196
		8,003,232
Real Estate - 5.55%
Consolidated-Tomoka Land Co.	50,576	3,317,786
FRP Holdings, Inc. (a)	68,714	3,299,646
		6,617,432
Retailing - 1.69%
Dollar Tree, Inc. (a)	17,690	2,019,490

Software & Services - 4.44%
Sykes Enterprises, Inc. (a)	90,223	2,764,433
Teradata Corp. (a)	81,434	2,524,454
		5,288,887
Technology Hardware & Equipment - 2.41%
Cisco Systems, Inc.	58,110	2,871,215

Utilities - 3.30%
Vistra Energy Corp.	147,200	3,934,656
TOTAL COMMON STOCKS (Cost $60,915,918)		67,616,090

REAL ESTATE INVESTMENT TRUST (REIT) - 2.55%
Real Estate - 2.55%
PotlatchDeltic Corp.	73,900	3,036,182
TOTAL REIT (Cost $2,624,810)		3,036,182

CONVERTIBLE BOND - 0.70%	Principal Amount
Real Estate - 0.70%
Consolidated-Tomoka Land Co.
4.500%, 03/15/2020	$804,000	834,746
TOTAL CONVERTIBLE BOND (Cost $807,065)		834,746

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2019

CORPORATE BONDS - 32.53%	Principal Amount	Value
Automobiles & Components - 2.78%
General Motors Co.
3.034% (3 Month LIBOR USD + 0.900%),
09/10/2021 (c)	$3,314,000	$3,311,915

Capital Goods - 4.32%
Actuant Corp.
5.625%, 06/15/2022	3,071,000	3,113,226
WESCO Distribution, Inc.
5.375%, 12/15/2021	2,020,000	2,040,200
		5,153,426
Consumer Durables & Apparel - 4.25%
American Outdoor Brands Corp.
5.000%, 08/28/2020 (d)	3,500,000	3,511,690
Tapestry, Inc.
4.125%, 07/15/2027	1,527,000	1,558,380
		5,070,070
Consumer Services - 3.83%
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (d)	2,249,000	2,249,000
Wyndham Destinations, Inc.
3.900%, 03/01/2023	2,282,000	2,320,509
		4,569,509
Diversified Financials - 3.72%
Donnelley Financial Solutions, Inc.
8.250%, 10/15/2024	1,000,000	1,040,000
FirstCash, Inc.
5.375%, 06/01/2024 (d)	3,273,000	3,387,555
		4,427,555
Energy - 2.98%
IFM US Colonial Pipeline 2 LLC
6.450%, 05/01/2021 (d)	1,693,000	1,761,494
Murphy Oil Corp.
6.875%, 08/15/2024	1,701,000	1,786,050
		3,547,544

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2019

CORPORATE BONDS - 32.53% (continued)	Principal Amount	Value
Food & Staples Retailing - 2.12%
Ingles Markets, Inc.
5.750%, 06/15/2023	$2,467,000	$2,525,591

Real Estate - 1.13%
Realogy Group LLC / Realogy Co-Issuer Corp.
5.250%, 12/01/2021 (d)	1,342,000	1,342,000

Retailing - 2.84%
Caleres, Inc.
6.250%, 08/15/2023	3,267,000	3,381,345

Technology Hardware & Equipment - 1.99%
NCR Corp.
5.000%, 07/15/2022	2,345,000	2,374,313

Utilities - 2.57%
Vistra Energy Corp.
7.625%, 11/01/2024	2,938,000	3,066,538
TOTAL CORPORATE BONDS
(Cost $38,389,110)		38,769,806

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2019

SHORT-TERM INVESTMENTS - 6.59%	Shares	Value
Money Market Fund - 0.97%
STIT-Treasury Portfolio -
Institutional Class, 1.765% (e)	1,157,037	$1,157,037

U.S. Treasury Bills - 5.62%	Principal Amount
2.000%, 11/07/2019 (f)	$6,705,000	6,691,423
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,848,460)		7,848,460
Total Investments (Cost $110,585,363) - 99.11%		118,105,284
Other Assets in Excess of Liabilities - 0.89%		1,059,362
TOTAL NET ASSETS - 100.00%		$119,164,646

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.
(c)	Variable rate security. The coupon rate, reference rate and spread rate is shown as of 09/30/2019.
(d)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2019, the value of these investments was $12,251,739, or 10.28% of total net assets.

(e)	Rate listed is the 7-day effective yield.
(f)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2019

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contract	Date	Received	Currency	Delivered	Currency	(Depreciation)
State Street Bank	10/07/2019	USD	5,137,520	EUR	4,500,000	$230,133
State Street Bank	10/07/2019	EUR	1,761,000	USD	2,021,628	(101,204)
State Street Bank	10/07/2019	EUR	819,000	USD	931,744	(38,600)
State Street Bank	10/07/2019	EUR	511,000	USD	564,900	(7,639)
State Street Bank	10/07/2019	EUR	236,000	USD	263,820	(6,455)
State Street Bank	10/07/2019	EUR	786,000	USD	879,126	(21,969)
State Street Bank	10/07/2019	EUR	387,000	USD	432,733	(10,698)
State Street Bank	10/09/2019	USD	5,499,944	GBP	4,186,000	351,084
State Street Bank	10/09/2019	GBP	514,000	USD	638,894	(6,664)
State Street Bank	10/09/2019	GBP	234,000	USD	296,228	(8,403)
State Street Bank	10/09/2019	GBP	918,000	USD	1,174,803	(45,646)
State Street Bank	10/09/2019	GBP	333,000	USD	425,923	(16,326)
State Street Bank	10/09/2019	GBP	834,000	USD	1,086,991	(61,155)
State Street Bank	10/09/2019	GBP	1,353,000	USD	1,781,063	(116,848)
State Street Bank	10/29/19	USD	1,531,037	AUD	2,174,000	62,056
State Street Bank	10/29/19	AUD	873,000	USD	607,165	(17,274)
State Street Bank	10/29/19	AUD	431,000	USD	297,438	(6,209)
State Street Bank	10/29/19	AUD	543,000	USD	377,572	(10,664)
State Street Bank	10/29/19	AUD	327,000	USD	228,706	(7,751)
State Street Bank	01/09/2020	USD	385,299	NOK	3,290,000	23,101
State Street Bank	01/09/2020	USD	555,755	NOK	4,730,000	35,027
State Street Bank	01/09/2020	USD	376,573	NOK	3,220,000	22,081
State Street Bank	01/09/2020	USD	572,214	NOK	4,930,000	29,468
State Street Bank	01/09/2020	NOK	1,230,000	USD	137,569	(2,157)
National
Australia Bank	01/30/2020	USD	417,811	CAD	548,000	3,472
National
Australia Bank	01/30/2020	CAD	247,000	USD	185,865	891
National
Australia Bank	01/30/2020	CAD	199,000	USD	149,782	681
National
Australia Bank	01/30/2020	CAD	102,000	USD	77,223	(102)
						$272,230

AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euro
GBP - British Pound
NOK - Norwegian Krone
USD - U.S. Dollars

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS
September 30, 2019

COMMON STOCKS - 50.78%	Shares	Value
Automobiles & Components - 2.57%
Garrett Motion, Inc. (a)	210,833	$2,099,897

Banks - 1.26%
Hilltop Holdings, Inc.	42,800	1,022,492

Commercial & Professional Services - 5.92%
IAA, Inc. (a)	46,850	1,955,051
SP Plus Corp. (a)	77,743	2,876,491
		4,831,542
Consumer Durables & Apparel - 7.35%
Hanesbrands, Inc.	173,600	2,659,552
Skechers U.S.A., Inc. - Class A (a)	89,230	3,332,740
		5,992,292
Diversified Financials - 3.86%
Jefferies Financial Group, Inc.	171,300	3,151,920

Energy - 3.69%
Bonanza Creek Energy, Inc. (a)	64,950	1,454,230
Cabot Oil & Gas Corp.	88,650	1,557,581
		3,011,811
Household & Personal Products - 0.28%
Spectrum Brands Holdings, Inc.	4,283	225,773

Insurance - 11.04%
Crawford & Co. - Class A	222,717	2,423,161
Crawford & Co. - Class B	51,610	520,745
Protective Insurance Corp. - Class B	188,297	3,285,783
Protector Forsikring ASA (a)(b)	561,963	2,779,656
		9,009,345
Media & Entertainment - 6.50%
Liberty Media Corp-Liberty Braves - Class C (a)	14,500	402,375
Manchester United Plc - Class A (b)	92,543	1,520,481
Take-Two Interactive Software, Inc. (a)	27,000	3,384,180
		5,307,036

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2019

COMMON STOCKS - 50.78% (continued)	Shares	Value
Software & Services - 6.05%
Amdocs Ltd. (b)	14,615	$966,198
Net 1 UEPS Technologies, Inc. (a)	284,833	1,016,854
Sykes Enterprises, Inc. (a)	96,363	2,952,562
		4,935,614
Technology Hardware & Equipment - 2.26%
Silicom Ltd. (a)(b)	58,431	1,846,419
TOTAL COMMON STOCKS (Cost $41,803,643)		41,434,141

EXCHANGE TRADED FUND - 3.03%
Diversified Financials - 3.03%
iShares Gold Trust (a)	175,150	2,469,615
TOTAL EXCHANGE TRADED FUND
(Cost $2,242,172)		2,469,615

REAL ESTATE INVESTMENT TRUST (REIT) - 1.63%
Real Estate - 1.63%
PotlatchDeltic Corp.	32,441	1,332,838
TOTAL REIT (Cost $1,154,942)		1,332,838

U.S. GOVERNMENT NOTE - 2.98%
U.S. Government Note - 2.98%
1.625%, 12/31/2019	2,433,000	2,430,957
TOTAL U.S. GOVERNMENT NOTE
(Cost $2,431,059)		2,430,957

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2019

SHORT-TERM INVESTMENTS - 41.09%	Principal Amount	Value
U.S. Treasury Bills - 41.09%
2.145%, 10/10/2019 (c)	$18,990,000	$18,979,981
2.040%, 11/07/2019 (c)	14,573,000	14,542,788
TOTAL SHORT-TERM INVESTMENTS
(Cost $33,522,769)		33,522,769
Total Investments (Cost $81,154,585) - 99.51%		81,190,320
Other Assets in Excess of Liabilities - 0.49%		401,569
TOTAL NET ASSETS - 100.00%		$81,591,889

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.
(c)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2019

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contract	Date	Received	Currency	Delivered	Currency	(Depreciation)
State Street Bank	01/02/2020	NOK	3,770,000	USD	443,194	$(28,159)
State Street Bank	01/02/2020	USD	3,682,310	NOK	31,300,000	236,532
$208,373

NOK - Norwegian Krone
USD - U.S. Dollars

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
September 30, 2019

ASSET-BACKED SECURITY - 2.87%	Principal Amount	Value
Transportation - 2.87%
UAL 2007-1 Pass Through Trust
6.636%, 07/02/2022	$1,587,700	$1,681,851
TOTAL ASSET-BACKED SECURITY
(Cost $1,686,098)		1,681,851

CONVERTIBLE BONDS - 9.31%
Commercial & Professional Services - 0.88%
Huron Consulting Group, Inc.
1.250%, 10/01/2019	515,000	514,217

Real Estate - 2.34%
Consolidated-Tomoka Land Co.
4.500%, 03/15/2020	1,321,000	1,371,517

Retailing - 2.49%
Vitamin Shoppe, Inc.
2.250%, 12/01/2020	1,461,000	1,461,211

Transportation - 3.60%
Echo Global Logistics, Inc.
2.500%, 05/01/2020	2,114,000	2,113,997
TOTAL CONVERTIBLE BONDS
(Cost $5,351,719)		5,460,942

CORPORATE BONDS - 85.42%
Automobiles & Components - 6.18%
General Motors Co.
3.034% (3 Month LIBOR USD + 0.900%),
09/10/2021 (a)	2,205,000	2,203,613
Nexteer Automotive Group Ltd.
5.875%, 11/15/2021 (b)(c)	1,400,000	1,424,274
		3,627,887
Banks - 0.88%
BOKF Merger Corp. Number Sixteen
5.625% (3 Month LIBOR USD + 3.170%),
06/25/2030 (a)	406,000	425,480

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2019

CORPORATE BONDS - 85.42% (continued)	Principal Amount	Value
Banks - 0.88% (continued)
Home BancShares, Inc.
5.625% (3 Month LIBOR USD + 3.575%),
04/15/2027 (a)	$86,000	$89,020
		514,500
Capital Goods - 9.61%
Actuant Corp.
5.625%, 06/15/2022	2,326,000	2,357,982
General Electric Co.
2.100%, 12/11/2019	150,000	149,888
3.103% (3 Month LIBOR USD + 0.800%),
04/15/2020 (a)	1,557,000	1,555,365
1.880% (H15N030D + -0.100%), 01/01/2049 (a)	300,000	294,831
WESCO Distribution, Inc.
5.375%, 12/15/2021	1,266,000	1,278,660
		5,636,726
Commercial & Professional Services - 3.14%
Block Financial LLC
4.125%, 10/01/2020	1,814,000	1,843,087

Consumer Durables & Apparel - 10.76%
American Outdoor Brands Corp.
5.000%, 08/28/2020 (c)	1,500,000	1,505,010
DR Horton, Inc.
2.550%, 12/01/2020	458,000	459,481
KB Home
8.000%, 03/15/2020	1,464,000	1,503,089
Levi Strauss & Co.
5.000%, 05/01/2025	967,000	1,009,123
Tapestry, Inc.
3.000%, 07/15/2022	1,342,000	1,354,991
4.125%, 07/15/2027	473,000	482,720
		6,314,414
Consumer Services - 9.25%
Choice Hotels International, Inc.
5.700%, 08/28/2020	1,677,000	1,731,502
5.750%, 07/01/2022	526,000	569,395

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2019

CORPORATE BONDS - 85.42% (continued)	Principal Amount	Value
Consumer Services - 9.25% (continued)
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (c)	$1,201,000	$1,201,000
Speedway Motorsports LLC
5.125%, 02/01/2023	399,000	406,980
Wyndham Destinations, Inc.
5.625%, 03/01/2021	1,326,000	1,377,383
4.250%, 03/01/2022	44,000	44,990
5.400%, 04/01/2024	91,000	96,460
		5,427,710
Diversified Financials - 2.32%
FirstCash, Inc.
5.375%, 06/01/2024 (c)	1,314,000	1,359,990

Energy - 5.43%
IFM US Colonial Pipeline 2 LLC
6.450%, 05/01/2021 (c)	1,783,000	1,855,135
Murphy Oil Corp.
6.875%, 08/15/2024	1,270,000	1,333,500
		3,188,635
Food & Staples Retailing - 3.29%
Ingles Markets, Inc.
5.750%, 06/15/2023	1,885,000	1,929,769

Household & Personal Products - 2.23%
Central Garden & Pet Co.
6.125%, 11/15/2023	1,259,000	1,309,360

Materials - 0.81%
Allegheny Technologies, Inc.
5.950%, 01/15/2021	462,000	474,416

Media & Entertainment - 7.26%
Activision Blizzard, Inc.
3.400%, 06/15/2027	1,000,000	1,040,524
Baidu, Inc.
3.000%, 06/30/2020 (b)	1,084,000	1,087,971

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2019

CORPORATE BONDS - 85.42% (continued)	Principal Amount	Value
Media & Entertainment - 7.26% (continued)
Discovery Communications LLC
2.800%, 06/15/2020	$1,291,000	$1,295,561
2.950%, 03/20/2023	818,000	831,612
		4,255,668
Real Estate - 1.12%
Realogy Group LLC / Realogy Co-Issuer Corp.
5.250%, 12/01/2021 (c)	658,000	658,000

Retailing - 15.23%
Caleres, Inc.
6.250%, 08/15/2023	1,841,000	1,905,435
Dollar Tree, Inc.
3.003% (3 Month LIBOR USD + 0.700%),
04/17/2020 (a)	2,711,000	2,711,505
eBay, Inc.
3.250%, 10/15/2020	344,000	347,237
Expedia Group, Inc.
5.950%, 08/15/2020	2,291,000	2,363,425
Foot Locker, Inc.
8.500%, 01/15/2022	40,000	44,200
JD.com, Inc.
3.125%, 04/29/2021 (b)	1,560,000	1,567,766
		8,939,568
Technology Hardware & Equipment - 4.41%
Arrow Electronics, Inc.
6.000%, 04/01/2020	200,000	203,301
Jabil, Inc.
5.625%, 12/15/2020	1,212,000	1,255,607
NCR Corp.
5.000%, 07/15/2022	1,116,000	1,129,950
		2,588,858

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2019

CORPORATE BONDS - 85.42% (continued)	Principal Amount	Value
Utilities - 3.50%
Vistra Energy Corp.
5.875%, 06/01/2023	$444,000	$455,211
7.625%, 11/01/2024	1,530,000	1,596,938
		2,052,149
TOTAL CORPORATE BONDS
(Cost $49,851,002)		50,120,737

SHORT-TERM INVESTMENT - 3.23%	Shares
Money Market Fund - 3.23%
STIT-Treasury Portfolio -
Institutional Class, 1.765% (d)	1,892,660	1,892,660
TOTAL SHORT-TERM INVESTMENT
(Cost $1,892,660)		1,892,660
Total Investments (Cost $58,781,479) - 100.83%		59,156,190
Liabilities in Excess of Other Assets - (0.83%)		(484,117)
TOTAL NET ASSETS - 100.00%		$58,672,073

Percentages are stated as a percent of net assets.
(a)	Variable rate security. The coupon rate, reference rate and spread rate is shown as of 09/30/2019.
(b)	Foreign Issued Security.
(c)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2019, the value of these investments was $8,003,409, or 13.64% of total net assets.

(d)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS
September 30, 2019

COMMON STOCKS - 84.82%	Shares	Value
Capital Goods - 4.28%
Cubic Corp.	25,703	$1,810,262

Consumer Durables & Apparel - 2.32%
Skechers U.S.A., Inc. - Class A (a)	26,270	981,185

Consumer Services - 8.77%
Select Interior Concepts, Inc. - Class A (a)	150,284	1,949,183
Wyndham Destinations, Inc.	38,300	1,762,566
		3,711,749
Diversified Financials - 5.66%
Berkshire Hathaway, Inc. - Class B (a)	8,550	1,778,571
The Bank Of New York Mellon Corp.	13,620	615,760
		2,394,331
Energy - 1.43%
Bonanza Creek Energy, Inc. (a)	26,979	604,060

Food & Staples Retailing - 3.17%
The Kroger Co.	52,000	1,340,560

Food, Beverage & Tobacco - 3.06%
Molson Coors Brewing Co. - Class B	22,550	1,296,625

Health Care Equipment & Services - 7.02%
AmerisourceBergen Corp.	15,520	1,277,762
Laboratory Corp. of America Holdings (a)	10,096	1,696,128
		2,973,890
Insurance - 6.96%
Crawford & Co. - Class B	140,607	1,418,725
Protective Insurance Corp. - Class B	87,596	1,528,550
		2,947,275
Materials - 1.39%
Alamos Gold, Inc. - Class A (b)	101,800	590,440

Media & Entertainment - 12.99%
Discovery, Inc. - Class C (a)	60,150	1,480,893
Electronic Arts, Inc. (a)	11,745	1,148,896
Take-Two Interactive Software, Inc. (a)	8,080	1,012,747
The Madison Square Garden Co. - Class A (a)	7,055	1,859,134
		5,501,670

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2019

COMMON STOCKS - 84.82% (continued)	Shares	Value
Pharmaceuticals, Biotechnology
& Life Sciences - 3.56%
Bio-Rad Laboratories, Inc. - Class A (a)	4,533	$1,508,310

Real Estate - 3.11%
Consolidated-Tomoka Land Co.	20,057	1,315,739

Retailing - 8.19%
Dollar General Corp.	9,225	1,466,222
Dollar Tree, Inc. (a)	17,525	2,000,654
		3,466,876
Software & Services - 6.94%
Amdocs Ltd. (b)	21,730	1,436,570
Teradata Corp. (a)	48,551	1,505,081
		2,941,651
Technology Hardware & Equipment - 2.40%
Silicom Ltd. (a)(b)	32,100	1,014,360

Utilities - 3.57%
Vistra Energy Corp.	56,500	1,510,245
TOTAL COMMON STOCKS (Cost $31,622,101)		35,909,228

SHORT-TERM INVESTMENTS - 14.68%
Money Market Fund - 3.92%
STIT-Treasury Portfolio -
Institutional Class, 1.765% (c)	1,658,161	1,658,161

U.S. Treasury Bill - 10.76%	Principal Amount
1.963%, 11/07/2019 (d)	$4,567,000	4,557,915
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,216,076)		6,216,076
Total Investments (Cost $37,838,177) - 99.50%		42,125,304
Other Assets in Excess of Liabilities - 0.50%		209,605
TOTAL NET ASSETS - 100.00%		$42,334,909

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.
(c)	Rate listed is the 7-day effective yield.
(d)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2019

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
ASSETS:
Investments, at value(1)	$118,105,284	$81,190,320
Income receivable	601,811	14,157
Receivable for fund shares sold	22,330	1,685
Receivable for investments sold	998,217	—
Cash	—	301,978
Net appreciation on forward currency contracts	272,230	208,373
Deposit for forwards at broker	860,000	—
Other receivables	2,810	—
Other assets	19,181	26,997
Total assets	120,881,863	81,743,510
LIABILITIES:
Payable for fund shares redeemed	107,214	9,587
Payable for investment securities purchased	1,363,808	—
Payable to Investment Adviser	97,828	55,029
Payable to Trustees	5,964	4,464
Payable to Custodian	3,276	1,498
Distribution payable	40,769	—
Accrued distribution fees	—	5,534
Other expenses payable	98,358	75,509
Total liabilities	1,717,217	151,621
Total net assets	$119,164,646	$81,591,889
NET ASSETS CONSIST OF:
Capital stock	$133,928,625	$88,047,261
Total distributable earnings	(14,763,979)	(6,455,372)
Total net assets	$119,164,646	$81,591,889
Investor Class
Net assets	$34,290,864	$51,075,588
Shares outstanding	3,337,086	3,767,765
Institutional Class
Net assets	84,873,782	30,516,301
Shares outstanding	8,251,232	2,189,665
Total shares outstanding (unlimited
shares of no par value authorized)	11,588,318	5,957,430
Investor Class Net asset value, offering
and redemption price per share(2)	$10.28	$13.56
Institutional Class Net asset value, offering
and redemption price per share(2)	$10.29	$13.94
(1) Cost of Investments	$110,585,363	$81,154,585

(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)
September 30, 2019

		Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
ASSETS:
Investments, at value(1)	$59,156,190	$42,125,304
Income receivable	706,679	8,011
Receivable for fund shares sold	—	12,250
Receivable for investments sold	—	46,219
Cash	—	865
Deposit for forwards at broker	—	260,000
Other assets	13,362	26,722
Total assets	59,876,231	42,479,371
LIABILITIES:
Payable for fund shares redeemed	40,638	51,000
Payable for investment securities purchased	1,078,260	—
Payable to Investment Adviser	23,871	15,550
Payable to Trustees	3,355	2,372
Payable to Custodian	829	810
Distribution payable	435	—
Accrued distribution fees	—	1,899
Other expenses payable	58,770	72,831
Total liabilities	1,206,158	144,462
Total net assets	$58,672,073	$42,334,909
NET ASSETS CONSIST OF:
Capital stock	$63,281,838	$40,872,192
Total distributable earnings	(4,609,765)	1,462,717
Total net assets	$58,672,073	$42,334,909
Investor Class
Net assets	$—	$42,334,909
Shares outstanding	—	4,270,488
Institutional Class
Net assets	58,672,073	—
Shares outstanding	6,400,200	—
Total shares outstanding (unlimited
shares of no par value authorized)	6,400,200	4,270,488
Investor Class Net asset value, offering
and redemption price per share(2)	$—	$9.91
Institutional Class Net asset value, offering
and redemption price per share(2)	$9.17	$—
(1) Cost of Investments	$58,781,479	$37,838,177

(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2019

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
INVESTMENT INCOME:
Dividend income(1)
Unaffiliated issuers	$1,638,775	$488,857
Affiliated issuers (See Note 7)	307,684	134,973
Interest income	3,593,005	1,339,855
Total investment income	5,539,464	1,963,685
Advisory fees (See Note 3)	1,860,499	1,004,164
Administration fees	145,866	78,517
Distribution (12b-1) fees - Investor Class Only (See Note 4)	120,183	141,326
Fund accounting fees	117,731	63,303
Shareholder servicing fees and expenses	78,621	58,274
Federal and state registration	31,577	30,581
Audit fees	30,385	30,391
Custody fees	30,247	7,937
Trustees fees and expenses	23,750	14,093
Reports to shareholders	20,015	11,062
Insurance	14,368	6,477
Legal fees	13,329	10,050
Miscellaneous	8,741	10,046
Interest fees	2,105	—
Total expenses before Adviser waiver	2,497,417	1,466,221
Expenses waived by Adviser (See Note 3)	(235,555)	(170,106)
Total net expenses	2,261,862	1,296,115
Net investment income	3,277,602	667,570
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers and
foreign currency translation	(13,130,534)	(1,995,923)
Investments in affiliated issuers (See Note 7)	(5,293,052)	433,117
Forward currency contracts	3,344,843	(20,418)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers and
foreign currency translation	(16,998,238)	(303,419)
Investments in affiliated issuers (See Note 7)	2,708,691	(1,206,804)
Forward currency contracts	(2,246,438)	208,373
Net realized and unrealized loss	(31,614,728)	(2,885,074)
Net decrease in net assets resulting from operations	$(28,337,126)	$(2,217,504)

(1) Net of foreign taxes withheld	$6,081	$1

See notes to financial statements.

Intrepid Funds

STATEMENTS OF OPERATIONS (continued)
For the Year Ended September 30, 2019

		Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
INVESTMENT INCOME:
Dividend income(1)
Unaffiliated issuers	$69,119	$372,452
Affiliated issuers (See Note 7)	—	54,229
Interest income	2,627,687	88,089
Total investment income	2,696,806	514,770
Advisory fees (See Note 3)	479,789	399,116
Administration fees	51,098	32,701
Fund accounting fees	46,010	26,039
Audit fees	30,385	43,134
Shareholder servicing fees and expenses	30,369	26,996
Federal and state registration	21,910	23,906
Trustees fees and expenses	9,827	6,254
Legal fees	9,522	23,376
Reports to shareholders	4,651	8,104
Custody fees	4,339	4,486
Miscellaneous	3,576	4,116
Insurance	3,556	2,280
Interest fees	153	—
Distribution (12b-1) fees - Investor Class Only (See Note 4)	—	48,576
Total expenses before Adviser waiver	695,185	649,084
Expenses waived by Adviser (See Note 3)	(119,285)	(130,233)
Total net expenses	575,900	518,851
Net investment income (loss)	2,120,906	(4,081)
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers and
foreign currency translation	(854,878)	30,537
Investments in affiliated issuers (See Note 7)	—	(437,942)
Forward currency contracts	—	89,822
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers and
foreign currency translation	548,993	160,499
Investments in affiliated issuers (See Note 7)	—	(464,097)
Forward currency contracts	—	(56,970)
Net realized and unrealized loss	(305,885)	(678,151)
Net increase (decrease) in net assets resulting from operations	$1,815,021	$(682,232)

(1) Net of foreign taxes withheld	$—	$153

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
OPERATIONS:
Net investment income	$3,277,602	$5,561,934
Net realized loss on investments
and foreign currency translation	(15,078,743)	(2,270,585)
Net change in unrealized
appreciation (depreciation)	(16,535,985)	2,715,966
Net increase (decrease) in assets
resulting from operations	(28,337,126)	6,007,315

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	(1,817,660)	(2,740,314)
Net dividends and distributions
to shareholders - Institutional Class	(4,769,880)	(11,851,429)
Total dividends and distributions	(6,587,540)	(14,591,743)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	2,295,439	7,123,382
Proceeds from shares sold - Institutional Class	11,693,804	42,837,125
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	1,742,566	2,638,833
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	3,887,394	9,475,114
Cost of shares redeemed - Investor Class(1)	(26,998,786)	(32,463,242)
Cost of shares redeemed - Institutional Class(2)	(159,697,946)	(112,706,794)
Net decrease in net assets
from capital share transactions	(167,077,529)	(83,095,582)

TOTAL DECREASE IN NET ASSETS	(202,002,195)	(91,680,010)

NET ASSETS:
Beginning of Year	321,166,841	412,846,851
End of Year	$119,164,646	$321,166,841

(1)	Net of redemption fees of $74 and $431, respectively.
(2)	Net of redemption fees of $2,993 and $33, respectively.

See notes to financial statements.

Intrepid Endurance Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
OPERATIONS:
Net investment income	$667,570	$512,625
Net realized loss on investments
and foreign currency translation	(1,583,224)	(3,567,871)
Net change in unrealized
appreciation (depreciation)	(1,301,850)	2,754,003
Net decrease in assets
resulting from operations	(2,217,504)	(301,243)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	(364,079)	(3,478,881)
Net dividends and distributions
to shareholders - Institutional Class	(218,652)	(2,015,154)
Total dividends and distributions	(582,731)	(5,494,035)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	2,758,624	4,508,574
Proceeds from shares sold - Institutional Class	5,123,027	9,953,949
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	354,855	3,407,247
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	203,424	1,892,133
Cost of shares redeemed - Investor Class(1)	(25,737,160)	(54,233,435)
Cost of shares redeemed - Institutional Class(2)	(21,833,080)	(29,482,207)
Net decrease in net assets
from capital share transactions	(39,130,310)	(63,953,739)

TOTAL DECREASE IN NET ASSETS	(41,930,545)	(69,749,017)

NET ASSETS:
Beginning of Year	123,522,434	193,271,451
End of Year	$81,591,889	$123,522,434

(1)	Net of redemption fees of $93 and $244, respectively.
(2)	Net of redemption fees of $707 and $0, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
OPERATIONS:
Net investment income	$2,120,906	$2,143,668
Net realized loss on investments
and foreign currency translation	(854,878)	(627,686)
Net change in unrealized appreciation	548,993	127,306
Net increase in assets
resulting from operations	1,815,021	1,643,288

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(2,133,586)	(2,138,103)
Total dividends and distributions	(2,133,586)	(2,138,103)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,139,491	12,051,869
Proceeds from shares issued to holders in
reinvestment of dividends	2,089,716	2,042,253
Cost of shares redeemed(1)	(32,858,311)	(18,513,001)
Net decrease in net assets
from capital share transactions	(15,629,104)	(4,418,879)

TOTAL DECREASE IN NET ASSETS	(15,947,669)	(4,913,694)

NET ASSETS:
Beginning of Year	74,619,742	79,533,436
End of Year	$58,672,073	$74,619,742

(1)	Net of redemption fees of $120 and $15, respectively.

See notes to financial statements.

Intrepid Disciplined Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
OPERATIONS:
Net investment income (loss)	$(4,081)	$167,009
Net realized gain (loss) on investments
and foreign currency translation	(317,583)	614,765
Net change in unrealized depreciation	(360,568)	(214,040)
Net increase (decrease) in assets
resulting from operations	(682,232)	567,734

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(498,025)	(1,292,230)
Total dividends and distributions	(498,025)	(1,292,230)

CAPITAL SHARE TRANSACTIONS:
Proceed from merger (see Note 10)	20,968,527	—
Proceeds from shares sold	8,373,419	1,729,365
Proceeds from shares issued to holders in
reinvestment of dividends	487,192	1,265,840
Cost of shares redeemed(1)	(20,119,347)	(13,921,810)
Net increase (decrease) in net assets
from capital share transactions	9,709,791	(10,926,605)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	8,529,534	(11,651,101)

NET ASSETS:
Beginning of Year	33,805,375	45,456,476
End of Year	$42,334,909	$33,805,375

(1)	Net of redemption fees of $4 and $48, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2019	2018	2017	2016		2015
NET ASSET VALUE:
Beginning of year	$11.64	$11.92	$11.62	$10.56		$12.69

OPERATIONS:
Net investment income(1)	0.24	0.19	0.16	0.26		0.18
Net realized and unrealized gain (loss)
on investment securities	(1.21)	(0.04)	0.62	1.07		(1.00)
Total from operations(2)	(0.97)	0.15	0.78	1.33		(0.82)

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.19)	(0.24)	(0.27)		(0.19)
From net realized gains	(0.19)	(0.24)	(0.24)	(0.00	)(3)	(1.12)
Total distributions	(0.39)	(0.43)	(0.48)	(0.27)		(1.31)

NET ASSET VALUE:
End of year	$10.28	$11.64	$11.92	$11.62		$10.56
Total return	-8.26%	1.24%	6.86%	12.87%		-7.17%
Net assets at end of year
(000s omitted)	$34,291	$64,198	$88,405	$110,395		$149,504

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.53%	1.46%	1.44%	1.45%		1.42%
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.40%		1.40%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.43%	1.20%	1.26%	1.97%		1.45%
After expense
reimbursement/recoupment	1.56%	1.26%	1.30%	2.02%		1.47%
Portfolio turnover rate	54%	46%	47%	43%		54%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.

(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.
(3)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2019	2018		2017	2016		2015
NET ASSET VALUE:
Beginning of year	$11.65	$11.92		$11.62	$10.56		$12.69

OPERATIONS:
Net investment income(1)	0.22	0.18		0.19	0.24		0.22
Net realized and unrealized gain (loss)
on investment securities	(1.16)	(0.00	)(3)	0.62	1.12		(1.00)
Total from operations(2)	(0.94)	0.18		0.81	1.36		(0.78)

LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.21)		(0.27)	(0.30)		(0.23)
From net realized gains	(0.19)	(0.24)		(0.24)	(0.00	)(3)	(1.12)
Total distributions	(0.42)	(0.45)		(0.51)	(0.30)		(1.35)

NET ASSET VALUE:
End of year	$10.29	$11.65		$11.92	$11.62		$10.56
Total return	-8.07%	1.52%		7.13%	13.16%		-6.92%
Net assets at end of year
(000s omitted)	$84,874	$256,969		$324,442	$275,694		$182,274

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.28%	1.21%		1.19%	1.20%		1.17%
After expense
reimbursement/recoupment	1.15%	1.15%		1.15%	1.15%		1.15%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.71%	1.46%		1.52%	2.13%		1.72%
After expense
reimbursement/recoupment	1.84%	1.52%		1.56%	2.18%		1.74%
Portfolio turnover rate	54%	46%		47%	43%		54%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.

(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.
(3)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Endurance Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
NET ASSET VALUE:
Beginning of year	$13.89	$14.46	$14.55	$13.70	$16.18

OPERATIONS:
Net investment income (loss)(1)(2)	0.08	0.04	(0.07)	(0.05)	(0.17)
Net realized and unrealized gain (loss)
on investment securities	(0.34)	(0.10)	0.12	1.08	(0.71)
Total from operations(3)	(0.26)	(0.06)	0.05	1.03	(0.88)

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.01)	—	(0.18)	—
From net realized gains	—	(0.50)	(0.14)	—	(1.60)
Total distributions	(0.07)	(0.51)	(0.14)	(0.18)	(1.60)

NET ASSET VALUE:
End of year	$13.56	$13.89	$14.46	$14.55	$13.70
Total return	-1.85%	-0.49%	0.36%	7.63%	-6.03%
Net assets at end of year
(000s omitted)	$51,076	$75,405	$125,433	$181,001	$216,933

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.55%	1.48%	1.46%	1.46%	1.42%
After expense
reimbursement/recoupment	1.38%	1.37%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	0.41%	0.14%	(0.18)%	(0.34)%	(0.67)%
After expense
reimbursement/recoupment	0.58%	0.25%	(0.12)%	(0.28)%	(0.65)%
Portfolio turnover rate	59%	44%	43%	40%	75%

(1)	Net investment income (loss) per share is calculated using the average shares outstanding method for the two years ended September 30, 2019 and 2018.
(2)
Net investment loss per share is calculated using the ending accumulated net investment loss balances prior to consideration or adjustment for permanent book-to-tax differences for each of the three years ended September 30, 2017, 2016, and 2015.

(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.

See notes to financial statements.

Intrepid Endurance Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2019	2018	2017		2016		2015
NET ASSET VALUE:
Beginning of year	$14.25	$14.81	$14.86		$13.97		$16.42

OPERATIONS:
Net investment income (loss)(1)(2)	0.11	0.19	0.03		(0.00	)(3)	(0.06)
Net realized and unrealized gain (loss)
on investment securities	(0.34)	(0.23)	0.06		1.08		(0.79)
Total from operations(4)	(0.23)	(0.04)	0.09		1.08		(0.85)

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.02)	(0.00	)(3)	(0.19)		—
From net realized gains	—	(0.50)	(0.14)		—		(1.60)
Total distributions	(0.08)	(0.52)	(0.14)		(0.19)		(1.60)

NET ASSET VALUE:
End of year	$13.94	$14.25	$14.81		$14.86		$13.97
Total return	-1.61%	-0.34%	0.64%		7.85%		-5.68%
Net assets at end of year
(000s omitted)	$30,516	$48,117	$67,839		$72,539		$85,350

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.32%	1.26%	1.21%		1.21%		1.17%
After expense
reimbursement/recoupment	1.15%	1.15%	1.15%		1.15%		1.15%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	0.64%	0.37%	0.07%		(0.09)%		(0.44)%
After expense
reimbursement/recoupment	0.81%	0.48%	0.13%		(0.03)%		(0.42)%
Portfolio turnover rate	59%	44%	43%		40%		75%

(1)
Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences for each of the three years ended September 30, 2018, 2017, and 2015.

(2)	Net investment loss per share is calculated using the average shares outstanding method for the two years ended September 30, 2019 and 2016.
(3)	The amount represents less than $0.01 per share.
(4)	Total from investment operations per share includes redemption fees of less than $0.01 for each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.

See notes to financial statements.

Intrepid Income Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
NET ASSET VALUE:
Beginning of year	$9.21	$9.29	$9.29	$9.02	$9.65

OPERATIONS:
Net investment income(1)	0.32	0.27	0.27	0.28	0.30
Net realized and unrealized gain (loss)
on investment securities	(0.04)	(0.08)	0.00 (2)	0.31	(0.56)
Total from operations(3)	0.28	0.19	0.27	0.59	(0.26)

LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.27)	(0.27)	(0.32)	(0.30)
From net realized gains	—	—	—	—	(0.07)
Total distributions	(0.32)	(0.27)	(0.27)	(0.32)	(0.37)

NET ASSET VALUE:
End of year	$9.17	$9.21	$9.29	$9.29	$9.02
Total return	3.07%	2.05%	2.92%	6.76%	-2.76%
Net assets at end of year
(000s omitted)	$58,672	$74,620	$79,533	$79,760	$84,988

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.09%	1.03%	1.01%	1.01%	0.96%
After expense
reimbursement/recoupment	0.90%	0.90%	0.90%	0.90%	0.90%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	3.13%	2.70%	2.77%	2.97%	3.05%
After expense
reimbursement/recoupment	3.32%	2.83%	2.88%	3.08%	3.11%
Portfolio turnover rate	104%	52%	49%	52%	51%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	The amount represents less than $0.01 per share.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the years ended September 30, 2019 and 2018.

See notes to financial statements.

Intrepid Disciplined Value Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
NET ASSET VALUE:
Beginning of year	$10.63	$10.89	$10.62	$9.98	$11.22

OPERATIONS:
Net investment income (loss)(1)	0.00 (2)	0.05	0.00 (2)	0.07	(0.01)
Net realized and unrealized gain (loss)
on investment securities	(0.54)	0.07	0.70	1.07	(0.31)
Total from operations(3)	(0.54)	0.12	0.70	1.14	(0.32)

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.08)	(0.06)	(0.04)	—
From net realized gains	(0.15)	(0.30)	(0.37)	(0.46)	(0.92)
Total distributions	(0.18)	(0.38)	(0.43)	(0.50)	(0.92)

NET ASSET VALUE:
End of year	$9.91	$10.63	$10.89	$10.62	$9.98
Total return	-4.87%	1.06%	6.80%	11.91%	-3.32%
Net assets at end of year
(000s omitted)	$42,335	$33,805	$45,456	$47,991	$44,930

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.63%	1.47%	1.41%	1.34%	1.31%
After expense
reimbursement/recoupment	1.30%	1.30%	1.30%	1.30%	1.30%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	(0.34)%	0.27%	(0.10)%	0.62%	(0.14)%
After expense
reimbursement/recoupment	(0.01)%	0.44%	0.01%	0.66%	(0.13)%
Portfolio turnover rate	98%	51%	13%	32%	71%

(1)	Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	The amount represents less than $0.01 per share.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2019, 2018, 2017 and 2016.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2019

1.	ORGANIZATION
Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2019, the Trust consisted of four series (the “Funds”): Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Endurance Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Endurance Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010 and the Intrepid Disciplined Value Fund’s Investor Class commenced operations on October 31, 2007.  The Intrepid Disciplined Value Fund’s Institutional Class are not available for sale.

On November 13, 2018, the Board of Trustees (the “Board”) of Intrepid Capital Management Funds Trust (the “Trust”) approved: (1) a plan of reorganization pursuant to which the Intrepid Select Fund (the “Select Fund”) was reorganized into the Intrepid Disciplined Value Fund (the “Disciplined Value Fund”) (each, a “Fund,” and together, the “Funds”); and (2) the subsequent liquidation and dissolution of the Select Fund, effective on January 25, 2019. The reorganization, which was tax free to the shareholders of the Select Fund and was subject to customary closing conditions, was effected by transferring all of the assets and liabilities of the Select Fund to the Disciplined Value Fund in exchange for shares of the Disciplined Value Fund, with the shares being distributed pro rata by the Select Fund to its shareholders.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest mean quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest mean quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest mean quotation, the security will be classified as Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, asset-backed securities and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.  Asset-backed securities may be valued using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral.  To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Options can diverge from the prices of their underlying instruments.  These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1.  If there is no composite last price on a given day the latest mean will be used.  When using the latest mean quotation, these contracts are classified as Level 2.

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade.  When using the market quotations and when the market is considered active, the contract will be classified as Level 1.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 assets.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

As of September 30, 2019, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$67,616,090	$—	$—	$67,616,090
Total Real Estate
Investment Trust (REIT)*	3,036,182	—	—	3,036,182
Total Convertible Bond*	—	834,746	—	834,746
Total Corporate Bond*	—	38,769,806	—	38,769,806
Money Market Fund*	1,157,037	—	—	1,157,037
U.S. Treasury Bill*	—	6,691,423	—	6,691,423
Unrealized Appreciation
on Forward
Currency Contracts	—	757,994	—	757,994
Total Assets	$71,809,309	$47,053,969	$—	$118,863,278
Liabilities
Unrealized Depreciation
on Forward
Currency Contracts	$—	$(485,764)	$—	$(485,764)
Total Liabilities	$—	$(485,764)	$—	$(485,764)

Intrepid Endurance Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$41,434,141	$—	$—	$41,434,141
Total Exchange-
Traded Fund*	2,469,615	—	—	2,469,615
Total Real Estate
Investment Trust (REIT)*	1,332,838	—	—	1,332,838
U.S. Government Note*	—	2,430,957	—	2,430,957
U.S. Treasury Bills*	—	33,522,769	—	33,522,769
Unrealized Appreciation
on Forward
Currency Contract	—	236,532	—	236,532
Total Assets	$45,236,594	$36,190,258	$—	$81,426,852
Liabilities
Unrealized Depreciation
on Forward
Currency Contract	$—	$(28,159)	$—	$(28,159)
Total Liabilities	$—	$(28,159)	$—	$(28,159)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

Intrepid Income Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Asset
Backed Security*	$—	$1,681,851	$—	$1,681,851
Total Convertible Bonds*	—	5,460,942	—	5,460,942
Total Corporate Bonds*	—	50,120,737	—	50,120,737
Money Market Fund*	1,892,660	—	—	1,892,660
Total Assets	$1,892,660	$57,263,530	$—	$59,156,190

Intrepid Disciplined Value Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$35,909,228	$—	$—	$35,909,228
Money Market Fund*	1,658,161	—	—	1,658,161
U.S. Treasury Bill*	—	4,557,915	—	4,557,915
Total Assets	$37,567,389	$4,557,915	$—	$42,125,304

*	For further information regarding security characteristics, please see the Schedules of Investments.

The Funds did not hold any investments during the year ended September 30, 2019 with significant unobservable inputs which would be classified as Level 3.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to different types of risk, including market risk  and exchange rate risk, and to gain exposure to underlying securities. During the year ended September 30, 2019, the Intrepid Capital Fund, Intrepid Endurance Fund and the Intrepid Disciplined Value Fund held derivative instruments.

Forward Currency Contracts

FASB ASC 815, Derivatives and Hedging (“ASC 815”), requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.  The Intrepid Capital Fund, Intrepid Endurance Fund and the Intrepid Disciplined Value Fund used forward currency contracts during the period for the purpose of hedging exposures to non-U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Funds, but does expose the Funds to counterparty credit risk.  Forward currency contracts are valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE. The resulting

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

unrealized appreciation and depreciation is reported on the Statements of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). When the contract is settled, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it settled. The resulting realized gain or loss is reported on the Statement of Operations.

Effect of Forward Currency Contracts on the Statement of Operations for the year Ended September 30, 2019

	Change in unrealized	Realized gain
	appreciation (depreciation)	(loss) on forward
	on forward currency contracts	currency contracts
Intrepid Capital Fund	$(2,246,438)	$3,344,843
Intrepid Endurance Fund	$208,373	$(20,418)
Intrepid Disciplined Value Fund	$(56,970)	$89,822

The average monthly notional amounts of forward currency contracts during the year ended September 30, 2019 were as follows:

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Long Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$10,708,184	$449,013	$—	$536,437

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Short Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$22,769,361	$3,259,405	$—	$550,178

Long position forward currency contracts are received and settled in foreign currency. Short position forward currency contracts are received and settled in U.S. dollar.

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

As of September 30, 2019, the amount of derivative assets and liabilities by type that are subject to offsetting for the Intrepid Capital Fund and the Intrepid Endurance Fund are as follows:

Forward Currency Contracts*

Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Net
		Gross	Amounts
		Amounts	of Assets
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Intrepid Capital Fund	$757,894	$(485,664)	$272,230	$—	$—	$272,230
Intrepid Endurance Fund	$236,532	$(28,159)	$208,373	$—	$—	$208,373

Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Net
		Gross	Amounts of
		Amounts	Liabilities
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Intrepid Capital Fund	$485,764	$(485,764)	$—	$—	$—	$—
Intrepid Endurance Fund	$28,159	$(28,159)	$—	$—	$—	$—

*	The respective counterparties for each contract are disclosed in the open Forward Currency Contracts detail within the Schedule of Investments.

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid at least monthly or quarterly, for Intrepid Income Fund and Intrepid Capital Fund, respectively. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Recent Accounting Pronouncement

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13’’). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the modified disclosures for the year ended September 30, 2019.

Subsequent Events Evaluation

Effective October 28, 2019, John J. Broaddus has resigned from his position as Trustee of Intrepid Capital Management Funds Trust (the “Trust”).

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of September 30, 2019 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and/or adjustments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

3.	INVESTMENT ADVISER
The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid Disciplined Value Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Endurance Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund and the Intrepid Endurance Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that operating expenses did not exceed 1.15%. The Investor Share Class of each Fund may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets.  For the Intrepid Disciplined Value Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.30% of average daily net assets.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the month such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	2020	2021	2022
Intrepid Capital Fund	$152,608	$223,729	$235,555
Intrepid Endurance Fund	129,391	164,533	170,106
Intrepid Income Fund	85,208	96,554	119,285
Intrepid Disciplined Value Fund	54,608	65,575	130,233

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

4.	DISTRIBUTION PLAN
The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Endurance Fund and the sole class of the Disciplined Value Fund.

Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the year ended September 30, 2019 were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Intrepid Capital Fund	$92,807,477	$228,219,562	$—	$—
Intrepid Endurance Fund	48,760,398	22,313,668	—	—
Intrepid Income Fund	60,735,699	61,998,538	—	1,485,620
Intrepid Disciplined
Value Fund	33,600,408	42,629,035	—	—

6.	CAPITAL SHARE TRANSACTIONS
Intrepid Capital Fund – Investor Class

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Shares sold	215,213	593,270
Shares issued to holders in
reinvestment of dividends	169,531	221,403
Shares redeemed	(2,563,144)	(2,716,294)
Net decrease in shares	(2,178,400)	(1,901,621)
Shares outstanding:
Beginning of year	5,515,486	7,417,107
End of year	3,337,086	5,515,486

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

Intrepid Capital Fund – Institutional Class
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Shares sold	1,082,318	3,542,124
Shares issued to holders in
reinvestment of dividends	377,463	795,000
Shares redeemed	(15,272,874)	(9,491,438)
Net decrease in shares	(13,813,093)	(5,154,314)
Shares outstanding:
Beginning of year	22,064,325	27,218,639
End of year	8,251,232	22,064,325

Intrepid Endurance Fund – Investor Class
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Shares sold	202,897	318,600
Shares issued to holders in
reinvestment of dividends	26,661	241,306
Shares redeemed	(1,892,460)	(3,801,359)
Net decrease in shares	(1,662,902)	(3,241,453)
Shares outstanding:
Beginning of year	5,430,667	8,672,120
End of year	3,767,765	5,430,667

Intrepid Endurance Fund – Institutional Class
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Shares sold	367,241	680,594
Shares issued to holders in
reinvestment of dividends	14,892	130,762
Shares redeemed	(1,569,860)	(2,015,649)
Net decrease in shares	(1,187,727)	(1,204,293)
Shares outstanding:
Beginning of year	3,377,392	4,581,685
End of year	2,189,665	3,377,392

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

Intrepid Income Fund
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Shares sold	1,643,304	1,300,361
Shares issued to holders in
reinvestment of dividends	227,825	221,102
Shares redeemed	(3,568,708)	(1,987,975)
Net decrease in shares	(1,697,579)	(466,512)
Shares outstanding:
Beginning of year	8,097,779	8,564,291
End of year	6,400,200	8,097,779

Intrepid Disciplined Value Fund
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Shares sold	1,052,171	160,409
Shares issued in
connection with merger	2,070,561	—
Shares issued to holders in
reinvestment of dividends	54,012	118,303
Shares redeemed	(2,085,176)	(1,275,307)
Net increase (decrease) in shares	1,091,568	(996,595)
Shares outstanding:
Beginning of year	3,178,920	4,175,515
End of year	4,270,488	3,178,920

7.	TRANSACTIONS WITH AFFILIATES
The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the year from October 1, 2018 through September 30, 2019.  The following issuers were not affiliated with the Funds as of September 30, 2019.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

Intrepid Capital Fund
	Share			Share			Unrealized	Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Appreciation	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2018	Additions	Reductions	Sept. 30, 2019	Income	Gain (Loss)	(Depreciation)	2019	2019
Berentzen-Gruppe AG (a)	383,375	—	(383,375)	—	$119,727	$(1,008,845)	$516,337	$—	$—
Gattaca PLC (a)	1,967,030	—	(1,967,030)	—	—	(3,331,650)	3,649,496	—	—
Hallmark Financial
Services, Inc. (a)	528,592	—	(528,592)	—	—	755,384	(731,884)	—	—
Protective Insurance
Corp. – Class B (a)	428,541	—	(257,469)	171,072	187,957	(1,707,941)	(725,258)	2,985,206	4,061,420
					$307,684	$(5,293,052)	$2,708,691	$2,985,206	$4,061,420
Intrepid Endurance Fund

	Share			Share				Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Unrealized	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2018	Additions	Reductions	Sept. 30, 2019	Income	Gain (Loss)	Depreciation	2019	2019
Hallmark Financial
Services, Inc. (a)	227,598	49,194	(276,792)	—	$—	$793,863	$(209,207)	$—	$—
Protective Insurance
Corp. – Class B (a)	260,044	—	(71,747)	188,297	134,973	(360,746)	(997,597)	3,285,783	4,267,448
					$134,973	$433,117	$(1,206,804)	$3,285,783	$4,267,448

Intrepid Disciplined Value Fund

	Share			Share				Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Unrealized	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2018	Additions	Reductions	Sept. 30, 2019	Income	Loss	Depreciation	2019	2019
Protective Insurance
Corp. – Class B (a)	65,808	92,061	(70,273)	87,596	$54,229	$(437,942)	$(464,097)	$1,528,550	$1,962,904
					$54,229	$(437,942)	$(464,097)	$1,528,550	$1,962,904

(a)  Security is no longer an affiliated company at September 30, 2019.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

8.	FEDERAL INCOME TAX INFORMATION
The tax components of distributions paid during the fiscal years ended September 30, 2019 and 2018 are as follows:

	September 30, 2019		September 30, 2018
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$6,587,540	$—	$11,388,093	$3,203,650
Intrepid
Endurance Fund	582,731	—	4,210,794	1,283,241
Intrepid Income Fund	2,133,586	—	2,138,103	—
Intrepid Disciplined
Value Fund	498,025	—	649,731	642,499

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2019, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Losses)	Gains (Losses)	Capital
Intrepid Capital Fund	$3,124,011	$(3,127,696)	$3,685
Intrepid Endurance Fund	(29,258)	29,258	—
Intrepid Income Fund	—	—	—
Intrepid Disciplined
Value Fund	178,306	(1,871,368)	1,693,062

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for the usage of investment losses and currency adjustments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

As of September 30, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
Cost of investments	$110,857,593	$81,362,958
Unrealized appreciation	12,846,463	4,648,625
Unrealized depreciation	(5,328,543)	(4,612,890)
Net unrealized appreciation	7,517,920	35,735
Undistributed ordinary income	3,321,367	412,609
Undistributed long-term capital gain	—	—
Distributable income	3,321,367	412,609
Other accumulated loss	(25,603,266)	(6,903,716)
Total accumulated loss	(14,763,979)	(6,455,372)

		Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
Cost of investments	$58,783,456	$37,850,863
Unrealized appreciation	436,759	5,496,497
Unrealized depreciation	(64,025)	(1,222,056)
Net unrealized appreciation (depreciation)	372,734	4,274,441
Undistributed ordinary income	14,578	174,225
Undistributed long-term capital gain	—	—
Distributable income	14,578	174,225
Other accumulated loss	(4,997,077)	(2,985,949)
Total accumulated gain (loss)	(4,609,765)	1,462,717

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2019, the Intrepid Capital Fund has short-term tax basis capital losses of $12,710,052 and long-term tax basis capital losses of $12,893,214 which may be carried forward to offset future capital gains. To the extent that the Intrepid Capital Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

At September 30, 2019, the Intrepid Endurance Fund has short-term tax basis capital losses of $2,444,249 and long-term tax basis capital losses of $4,459,467 which may be carried forward to offset future capital gains. To the extent that the Intrepid Endurance Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

At September 30, 2019, the Intrepid Income Fund had short-term tax basis capital losses of $953,862 and long-term tax basis capital losses of $4,043,215 which may be carried forward to offset future capital gains. To the extent that the Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

At September 30, 2019, the Intrepid Disciplined Value Fund has short-term tax basis capital losses of $2,985,949 which may be carried forward to offset future capital gains. To the extent that the Intrepid Disciplined Value Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire. Included in the total capital loss carryforward, the Intrepid Disciplined Value Fund has a remaining short-term capital carryforward of $1,118,697 that it inherited as result of the merger with Intrepid Select Fund. These capital loss carryforwards are further subject to an annual limitation of $523,159 pursuant to Section 382.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2019, or for any other tax years which are open for exam. As of September 30, 2019, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund and the Intrepid Disciplined Value Fund’s open tax years include the tax years ended September 30, 2016 through 2019. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2019.

9.	LINE OF CREDIT
The Intrepid Capital Management Funds Trust has a $25,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate as of September 30, 2019 was 4.75%. During the year ended September 30, 2019, the Intrepid Capital Fund’s maximum borrowing was $4,353,000 and average borrowing was $39,540. The Intrepid Income Fund’s maximum borrowing was $1,047,000 and average borrowing was $2,869.  The Intrepid Endurance Fund and Intrepid Disciplined Value Fund did not use the line.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2019

10.	REORGANIZATION
 On January 25, 2019, Intrepid Disciplined Value Fund (the “acquiring fund”) acquired the net assets of Intrepid Select Fund (the “acquired fund”) pursuant to an Agreement and Plan of Reorganization approved by the series’ board of trustees on November 13, 2018. The purpose of the transaction was to combine two funds managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,215,028 shares of the acquiring fund (valued at $20,968,527) for all 2,070,561 shares of the acquired fund at the close of business January 25, 2019. For financial reporting purposes, assets received and shares issued by the acquiring fund were recorded at fair value; however, the cost basis of the investments received from the acquired fund was carried forward to align ongoing reporting to the acquiring fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The acquired fund’s net assets at that date ($20,968,527), including $297,674 of unrealized appreciation, were combined with those of the acquiring fund. The aggregate net assets of the acquiring fund immediately before the acquisition were $27,104,693. The aggregate net assets of the acquiring fund immediately after the acquisition were $48,073,220. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included on the acquiring fund’s Statement of Operations since January 25, 2019. 60% of the costs associated with the Plan of Reorganization were paid by the Adviser, 20% were paid by the acquiring Fund and 20% were paid by the acquired Fund.

Assuming the acquisition had been completed on October 1, 2018, the beginning of the annual reporting period of the acquiring fund, the acquired fund’s pro forma results of operations for the period ended September 30, 2019, are as follows:*

Net Investment Income:	$55,814
Net realized loss on investments:	(2,121,768)
Net unrealized depreciation on
investments and foreign currency	(2,162,797)
Net decrease in net assets resulting from operations	(4,228,751)

*  This information is unaudited.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the shareholders and the Board of Trustees of
Intrepid Capital Management Funds Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Intrepid Capital Management Funds Trust, comprising the Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, and Intrepid Disciplined Value Fund (the "Funds"), including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Intrepid Capital Management Funds Trust as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (continued)

in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
November 26, 2019

We have served as the auditor of one or more Intrepid Capital Management Funds Trust investment companies since 2004.

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2019 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

Number of
		Term of		Portfolios	Other
		Office	Principal	in Fund	Directorships
	Position(s)	and	Occupation(s)	Complex	Held by Trustee
Name, Address	Held with	Length	During Past	Overseen	During the
and Age	the Fund	of Service	Five Years	by Trustee	Past 5 Years
Independent Trustees

Peter R. Osterman, Jr.	Trustee	Indefinite	Retired, former	Four	None
c/o Intrepid Capital		Term;	Senior Vice
Management		Since	President and Chief
Funds Trust		November	Financial Officer,
1400 Marsh Landing		2004	HosePower U.S.A.
Parkway, Suite 106			(an industrial tool
Jacksonville			distributor) (2010-
Beach, FL 32250			November 2017).
Year of Birth: 1948

Ed Vandergriff, CPA	Trustee	Indefinite	President,	Four	None
c/o Intrepid Capital		Term; Since	Development
Management		November	Catalysts (a real
Funds Trust		2004	estate finance
1400 Marsh Landing			and development
Parkway, Suite 106			company)
Jacksonville			(2000-present).
Beach, FL 32250
Year of Birth: 1949

John J. Broaddus	Trustee	Indefinite	President & CEO,	Four	None
c/o Intrepid Capital		Term;	Sunnyside
Management		Since	Communities
Funds Trust		March	(a retirement
1400 Marsh Landing		2019	community)
Parkway, Suite 106			(2008-present).
Jacksonville
Beach, FL 32250
Year of Birth: 1949

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2019 (Unaudited)

Number of
		Term of		Portfolios	Other
		Office	Principal	in Fund	Directorships
	Position(s)	and	Occupation(s)	Complex	Held by Trustee
Name, Address	Held with	Length	During Past	Overseen	During the
and Age	the Fund	of Service	Five Years	by Trustee	Past 5 Years
Interested Trustees

Mark F. Travis	Trustee,	Indefinite	President, Intrepid	Four	None
c/o Intrepid Capital	President	Term;	Capital Management,
Management	and Chief	Since	Inc. (1995-present);
Funds Trust	Compliance	November	Chief Executive
1400 Marsh Landing	Officer	2004	Officer, Intrepid
Parkway, Suite 106			Capital Management,
Jacksonville			Inc. (2003-present).
Beach, FL 32250
Year of Birth: 1961

Officers

Donald C. White	Treasurer	Indefinite	Chief Financial	N/A	N/A
c/o Intrepid Capital	and	Term;	Officer, Intrepid
Management	Secretary	Since	Capital Management
Funds Trust		November	Inc. (2003-present).
1400 Marsh Landing		2004
Parkway, Suite 106
Jacksonville
Beach, FL 32250
Year of Birth: 1960

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Disciplined Value Fund and Intrepid International Fund designated $3,203,650, $1,283,241, $642,499 and $97,541, respectively, of total distributions paid during the fiscal year ended September 30, 2018 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 31.69%, 61.29%, 47.69% and 3.28%, respectively, of their ordinary income distributions for the year ended September 30, 2019 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2019 (Unaudited)

For the year ended September 30, 2019, 19.27%, 43.18%, 35.79% and 3.26% of Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 49.33%, 2.93%, 74.95% and 100.00%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 53.24%, 81.42%, 0.00% and 0.00%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

PRIVACY POLICY
Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
John J. Broaddus

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPANNU-0919

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2019	FYE 09/30/2018
Audit Fees	$136,250	$165,184
Audit-Related Fees
Tax Fees	$26,340	$26,582
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2019	FYE 09/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2019	FYE 09/30/2018
Registrant	$26,340	$26,582
Registrant’s Investment Adviser	$50,697	$38,980

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(c)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Intrepid Capital Management Funds Trust

By (Signature and Title)      /s/Mark F. Travis
Mark F. Travis President

Date    December 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis, President

Date    December 4, 2019

By (Signature and Title)*    /s/Donald C. White
Donald C. White, Treasurer

Date    December 4, 2019

* Print the name and title of each signing officer under his or her signature.